                        Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             THE WARNACO GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                            THE WARNACO GROUP, INC.
                                 90 PARK AVENUE
                            NEW YORK, NEW YORK 10016

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 2003
                              -------------------

To the Stockholders of
THE WARNACO GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of The Warnaco Group, Inc. (the 'Company') will be held at the Doral Park Avenue Hotel, 70 Park Avenue, New York, New York 10016 on Wednesday, May 28, 2003, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the 'Annual Meeting') for the following purposes:

        1. To elect six directors to serve until the next annual meeting and until their successors have been elected and qualified;

        2. To approve The Warnaco Group, Inc. 2003 Stock Incentive Plan;

        3. To approve The Warnaco Group, Inc. Incentive Compensation Plan;

        4. To ratify the appointment by the Company's Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 3, 2004; and

        5. To transact such other business as may properly come before the Annual Meeting.

    The proxy statement describes the matters to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on April 21, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 90 Park Avenue, New York, New York, 10016 for at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

    Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the Annual Meeting, you may vote your shares in person which will revoke any previously executed proxy.

    If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the Annual Meeting. In order to vote your shares at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

    Regardless of how many shares you own, your vote is very important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                                          By Order of the Board of Directors

                                          /s/ JAY A. GALLUZZO

                                          JAY A. GALLUZZO
                                          Vice President and General Counsel

New York, New York
April 28, 2003

                            THE WARNACO GROUP, INC.
                                 90 PARK AVENUE
                            NEW YORK, NEW YORK 10016

                              -------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 2003
                              -------------------

                                  INTRODUCTION
                                  ------------

    This proxy statement (the 'Proxy Statement') and the accompanying proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Warnaco Group, Inc., a Delaware corporation (the 'Company'), for use at the 2003 Annual Meeting of Stockholders to be held at the Doral Park Avenue Hotel, 70 Park Avenue, New York, New York 10016 on Wednesday, May 28, 2003, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the 'Annual Meeting'), for the purposes set forth in the accompanying Notice of Annual Meeting. The Notice of Annual Meeting, Proxy Statement and accompanying proxy are first being mailed on or about April 28, 2003 to stockholders of record as of the close of business on April 21, 2003.

    You can ensure that your shares are voted at the Annual Meeting by signing, dating and promptly returning the enclosed proxy in the envelope provided. Sending in a signed proxy will not affect your right to attend the Annual Meeting and vote in person. You may revoke your proxy at any time before it is voted at the Annual Meeting by (1) notifying the Company's Transfer Agent, Wells Fargo Corporate Trust, Sixth & Marquette, Minneapolis, MN 55479, in writing,
(2) providing the Company with a subsequently properly executed proxy or
(3) attending the Annual Meeting and voting in person, provided, that if your shares are held of record by a broker, bank or other nominee and you wish to attend, and vote at, the Annual Meeting, you must (a) obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares, (b) obtain a proxy issued in your name from the record holder and (c) bring both the letter and the proxy to the Annual Meeting.

    The Company's principal executive offices are located at 90 Park Avenue, New York, New York 10016.

                               VOTING OF PROXIES

    All properly executed proxies received prior to the Annual Meeting will be voted in accordance with the instructions specified thereon. As to any matter for which no choice has been specified in a properly executed proxy, the shares represented thereby will be voted 'FOR' the election of all six nominees for the Board of Directors, 'FOR' the adoption of The Warnaco Group, Inc. 2003 Stock Incentive Plan (the '2003 Stock Incentive Plan'), 'FOR' the adoption of The Warnaco Group, Inc. Incentive Compensation Plan (the 'Incentive Compensation Plan'), 'FOR' the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP ('Deloitte & Touche') as the Company's independent auditors for the fiscal year ending January 3, 2004 and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. The Board of Directors knows of no other business to come before the Annual Meeting; however, if other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote thereon in accordance with their best judgment.

    Directors shall be elected by a plurality of the votes of the shares of the Company's common stock, par value $0.01 per share (the 'Common Stock'), present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote. Under applicable Delaware law, in determining whether such nominees have received the requisite number of affirmative votes, abstentions and broker non-votes will have no effect on the outcome of the vote.

    Approval of the proposals relating to the adoption of the 2003 Stock Incentive Plan, the adoption of the Incentive Compensation Plan and the ratification of the appointment of Deloitte & Touche as the Company's independent auditors each require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote. Under applicable Delaware law, in determining whether such proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

                         OUTSTANDING VOTING SECURITIES

    As of the close of business on April 21, 2003, the record date for determining stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote 44,999,973 shares of Common Stock. Each share of Common Stock is entitled to one vote per share. Only stockholders of record as of the close of business on April 21, 2003 will be entitled to vote.

                            SOLICITATION OF PROXIES

    The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, facsimile transmission, telegram, telephone and other methods of communication. The Company is using the services of Morrow & Co., Inc. to assist in soliciting proxies. The Company expects that the fees and expenses for such services will not exceed $10,000. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to their beneficial owners, and the Company will reimburse them for their reasonable expenses incurred in connection therewith. Directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telegram, personal visit or otherwise.

                             ELECTION OF DIRECTORS
                             ---------------------

    At the Annual Meeting, six directors are to be elected to serve until the next annual meeting and until their successors have been elected and qualified. Currently, the members of the Board of Directors are Antonio C. Alvarez II, David A. Bell, Stuart D. Buchalter, James P. Fogarty, Richard Karl Goeltz, Harvey Golub, Joseph R. Gromek and Charles R. Perrin. The six nominees for directors are Antonio C. Alvarez II, David A. Bell, Stuart D. Buchalter, Richard Karl Goeltz, Joseph R. Gromek and Charles R. Perrin. Mr. Fogarty and Mr. Golub will not stand for re-election at the Annual Meeting. Certain biographical information regarding the six nominees is set forth below.

    The accompanying proxy will be voted 'FOR' the election of the Board of Directors' nominees unless contrary instructions are given. If one or more of the Board of Directors' nominees is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the number of nominees is reduced by the Board of Directors, for such other person or persons as the Board of Directors may designate.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ELECTION
               OF ITS NOMINEES, WHICH IS DESIGNATED AS ITEM NO. 1
                          ON THE ENCLOSED PROXY CARD.

                            BIOGRAPHICAL INFORMATION
                            ------------------------

    Set forth below are the name, age (as of April 25, 2003), positions and offices with the Company, if applicable, and other selected biographical information of each (1) director nominee and (2) non-director executive officer of the Company.

               BIOGRAPHICAL INFORMATION OF THE DIRECTOR NOMINEES

    Stuart D. Buchalter, 65, currently serves as Non-Executive Chairman of the Board of Directors. Mr. Buchalter was elected to the Board of Directors in February 2000 and served as a member of the Board of Directors' Restructuring Committee from June 2001 to February 2003. Mr. Buchalter is Of

Counsel to the law firm of Buchalter, Nemer, Fields & Younger P.C.
Mr. Buchalter serves as a director of City National Corporation. He also serves as the Chairman of the Board of Trustees of Otis College of Art & Design.

    Antonio C. Alvarez II, 54, was elected to the Board of Directors in March 2002. From March 2002 until February 2003, Mr. Alvarez served as a member of the Board of Directors' Restructuring Committee. From November 16, 2001 until April 15, 2003, he served as President and Chief Executive Officer of the Company. Prior to his election to these positions, Mr. Alvarez served the Company as Chief Restructuring Officer from June 11, 2001 to November 16, 2001. From April 30, 2001 to June 11, 2001, Mr. Alvarez served as Chief Restructuring Advisor to the Company while employed by Alvarez & Marsal, Inc. ('A&M'), a leading turnaround and crisis management consulting firm. Mr. Alvarez is a co-founding Managing Director of A&M. Over the last 18 years, Mr. Alvarez has served as restructuring officer, consultant or operating officer of numerous troubled companies.

    David A. Bell, 59, has been a director of the Company since April 25, 2003. In February 2003, Mr. Bell was named Chairman and Chief Executive Officer of The Interpublic Group of Companies ('Interpublic'). Previously, he served as Interpublic's Vice Chairman. From March 1999 to 2001, he served as Chairman and Chief Executive Officer of True North Communications, Inc. From 1992 to March 1999, he served as Chairman and Chief Executive Officer of Bozell World Wide. He is currently Chairman of the Advertising Educational Foundation, PRO-AD PAC and the Ad Council. Mr. Bell also serves on the Board of Directors of Primedia Inc. and The New York City Partnership. He is a Trustee of the Convent of the Sacred Heart School in New York City and the Pittsburgh Theological Seminary.

    Richard Karl Goeltz, 60, has been a director of the Company since July 2002. Mr. Goeltz served as Vice Chairman and Chief Financial Officer of the American Express Company from 1996 to 2000. Previously, Mr. Goeltz was Group Chief Financial Officer and a member of the Board of Directors of NatWest Group ('NatWest'), the parent company of National Westminister Bank PLC. Prior to joining NatWest, Mr. Goeltz served The Seagram Company for over 20 years in a variety of management positions. Mr. Goeltz previously held various financial positions in the treasurer's department of Exxon Corporation in New York and Central America. Mr. Goeltz is a director of the New Germany Fund, a member of the Board of Overseers of Columbia Business School, a director of Opera Orchestra of New York, a member of the Council on Foreign Relations and a member of the Court of Governors of the London School of Economics and Political Science.

    Joseph R. Gromek, 56, was elected President and Chief Executive Officer of the Company on April 15, 2003, at which time he was also elected to the Board of Directors. From 1996 to 2002, Mr. Gromek served as President and Chief Executive Officer of Brooks Brothers, Inc. Over the last 25 years, Mr. Gromek has held senior management positions with Saks Fifth Avenue, Limited Brands, Inc. and Ann Taylor Stores Corporation. Mr. Gromek is the Vice Chairman of the Board of Trustees of Volunteers of America.

    Charles R. Perrin, 57, has been a director of the Company since April 25, 2003. Mr. Perrin served as Chairman of Avon Products, Inc. ('Avon') from May 1999 to November 1999 and Chief Executive Officer of Avon from July 1998 to November 1999. He served as Avon's Vice Chairman from January 1998 to May 1999 and Avon's Chief Operating Officer from January 1998 to July 1998. Mr. Perrin served as Chairman and Chief Executive Officer of Duracell International, Inc. from 1994 to 1996. He is a Trustee of Trinity College, Vice Chairman of Ability Beyond Disability, Chairman of Clearpool, Inc. and currently serves as a director of Campbell Soup Company.

        BIOGRAPHICAL INFORMATION OF THE NON-DIRECTOR EXECUTIVE OFFICERS

    James P. Fogarty, 34, was elected Senior Vice President -- Finance and Chief Financial Officer of the Company on December 20, 2001. Prior to his election to these positions, Mr. Fogarty was employed by the Company as Senior Vice President from June 11, 2001 to December 20, 2001. From April 30, 2001 to June 11, 2001, he served as an advisor to the Company while employed by A&M during that period. Mr. Fogarty, a Managing Director of A&M, has been associated with A&M since August 1994. As part of his work with A&M, Mr. Fogarty has held management positions with Bridge Information Systems, DDS Partners LLC, AM Cosmetics, Inc. and Color Tile, Inc. In addition, Mr. Fogarty provided restructuring advisory services to Fruehauf Trailer and Homeland Stores, Inc. Mr. Fogarty was associated with the accounting firm KPMG from June 1990 until July 1994. Mr. Fogarty currently serves on the Company's Board of Directors (since February 4, 2003) but is not standing for re-election at the Annual Meeting.

    Jay A. Galluzzo, 28, has served as Vice President and General Counsel of the Company since March 2003. Mr. Galluzzo was formerly associated with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP ('Skadden Arps'). Prior to joining Skadden Arps in October 2000, Mr. Galluzzo served as a law clerk to the Hon. Charles L. Brieant, United States District Judge for the Southern District of New York.

    Stanley P. Silverstein, 50, has served as Senior Vice President -- Corporate Development of the Company since March 2003 and as Chief Administrative Officer since December 2001. Mr. Silverstein served as Vice President and General Counsel of the Company from December 1990 until February 2003. Mr. Silverstein served as Assistant Secretary of the Company from June 1986 until his appointment as Secretary in January 1987.

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES
             -----------------------------------------------------

    The Board of Directors held ten meetings in the fiscal year ended January 4, 2003 ('Fiscal 2002'). During Fiscal 2002, all of the directors attended at least 75% of the meetings of the Board of Directors and the respective committees of the Board of Directors of which they were a member.

    In Fiscal 2002, the Board of Directors had the following standing committees: Restructuring Committee, Audit Committee, Pension Committee, Nominating Committee and Compensation Committee.

                            RESTRUCTURING COMMITTEE

    The Restructuring Committee, which met 28 times in Fiscal 2002, was created by the Board of Directors on May 7, 2001 and operated through February 4, 2003. Initially, the Restructuring Committee was authorized to assist in the development and implementation of the Company's restructuring plans and strategy. Subsequently, the Board of Directors expanded the authority of the Restructuring Committee, granting it the full power and authority of the Board of Directors in the management of the business and affairs of the Company, subject to the provisions of the Company's Amended and Restated Certificate of Incorporation, its By-laws and applicable Delaware law.

    During Fiscal 2002 and through February 4, 2003, the members of the Restructuring Committee were Mr. Alvarez, Mr. Buchalter and Mr. Golub, Chairman.

                                AUDIT COMMITTEE

    The Audit Committee, which met 15 times in Fiscal 2002, is primarily responsible for (1) monitoring the quality and integrity of the Company's financial statements and related disclosure and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the Company's compliance with legal and regulatory requirements; (3) monitoring the independent auditors' qualifications and independence; (4) monitoring the performance of the Company's internal audit function and independent auditors;
(5) providing an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors; and
(6) issuing the report required by the Securities and Exchange Commission ('SEC') to be included in the Company's annual proxy statement.

    During Fiscal 2002, the members of the Audit Committee were Mr. Buchalter, Mr. Joseph A. Califano, Jr., Chairman, Mr. Goeltz (beginning September 24, 2002) and Dr. Manuel T. Pacheco. Currently, the members of the Audit Committee are
Mr. Buchalter, Mr. Goeltz, Chairman, and Mr. Perrin (effective April 25, 2003). The members of the Audit Committee during Fiscal 2002 were, and the current members are, 'independent directors' within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

    The Audit Committee operates under a written charter (the 'Audit Committee Charter') which is attached as Appendix A hereto.

                               PENSION COMMITTEE

    The Pension Committee, which met four times in Fiscal 2002, was responsible for (1) reviewing and making recommendations concerning the Company's pension, profit sharing and other employee benefit plans; (2) recommending the appointment of accountants and actuaries for each of the Company's pension and profit sharing plans; and (3) consulting with the persons so appointed.

    During Fiscal 2002, the members of the Pension Committee were Mr. Buchalter, Mr. Golub and Dr. Pacheco, Chairman.

                 NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

    The Nominating and Corporate Governance Committee (named the 'Nominating Committee' prior to February 5, 2003), which met once in Fiscal 2002, has as its primary purposes (1) assisting the Board of Directors by actively identifying individuals qualified to become directors; (2) recommending to the Board of Directors the director nominees for election at annual meetings of stockholders;
(3) recommending to the Board of Directors nominees to serve on committees of the Board of Directors; (4) monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; (5) leading the Board of Directors, each committee of the Board of Directors and management in its annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation; (6) overseeing compliance with the Company's code of conduct; and (7) developing, recommending to the Board of Directors and administering the Corporate Governance Guidelines of the Company.

    During Fiscal 2002, the members of the Nominating Committee were Mr. Buchalter and Mr. Golub. Currently, the members of the Nominating and Corporate Governance Committee are Mr. Alvarez, Mr. Bell (effective April 25,
2003), Mr. Buchalter, Chairman, and Mr. Goeltz.

    The Nominating and Corporate Governance Committee will consider stockholder nominations to the Board of Directors which are sent to the Nominating and Corporate Governance Committee, c/o the Secretary of The Warnaco Group, Inc., 90 Park Avenue, New York, New York 10016.

    The Nominating and Corporate Governance Committee operates under a written charter which is attached as Appendix B hereto.

                             COMPENSATION COMMITTEE

    The primary purpose of the Compensation Committee, which met once in Fiscal 2002, is to discharge the responsibilities of the Board of Directors relating to all compensation, including equity compensation, of the Company's executive officers. The Compensation Committee has overall responsibility for evaluating and making recommendations to the Board of Directors regarding (1) compensation of the Company's directors and (2) equity-based and incentive compensation plans, policies and programs of the Company. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations. In addition, the Compensation Committee, in consultation with the Company's management, is currently developing an equity retention policy for senior executives and directors.

    The Compensation Committee operates under a written charter (the 'Compensation Committee Charter') which is attached as Appendix C hereto.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During Fiscal 2002, the members of the Compensation Committee were Mr. Califano, Mr. Donald G. Drapkin and Mr. Golub, Chairman, all of whom were non-employee directors. From February 4, 2003 until April 25, 2003, the members of the Compensation Committee were Mr. Buchalter, Mr. Goeltz and Mr. Golub, all of whom were non-employee directors. Currently, the members of the Compensation Committee are Mr. Bell (effective April 25, 2003),
Mr. Buchalter and Mr. Perrin (effective April 25, 2003), Chairman, all of whom are non-employee directors.

                           COMPENSATION OF DIRECTORS
                           -------------------------

    In Fiscal 2002, non-employee directors of the Company (other than Mr. Buchalter) received an annual retainer fee of $50,000 in cash, payable quarterly, plus fees of $1,500 per day for attendance at meetings of the Board of Directors and $1,000 per day for attendance at meetings of its committees. In addition, the Chairmen of the Audit, Restructuring, Compensation and Pension Committees were paid additional fees of $4,375, $4,375, $1,458 and $1,458, respectively. Directors of the Company were also reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

    Effective February 4, 2003, non-employee directors of the Company (other than Mr. Buchalter) receive an annual retainer fee of $65,000, payable 60% in cash and 40% in Common Stock, plus fees of $2,500 per day for attendance at meetings of the Board of Directors and $1,000 per day for attendance at meetings of its committees, and the Chairmen of the Audit, Compensation and Nominating and Corporate Governance Committees are paid additional annual fees of $10,000, $5,000 and $5,000, respectively. Directors of the Company are also reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

    For his service from November 2001 through February 4, 2003 as Non-Executive Chairman of the Board of Directors, Mr. Buchalter was paid an annual fee of $500,000 in cash, paid semi-monthly. As reported in the Company's plan of reorganization (the 'Plan') which was confirmed by the United States Bankruptcy Court for the Southern District of New York (the 'Bankruptcy Court'),
Mr. Buchalter was to receive $500,000 per year for his continued service as Non-Executive Chairman of the Board of Directors after February 4, 2003. Effective April 25, 2003, this amount was reduced to $250,000 per year as a result of the hiring of Mr. Gromek as President and Chief Executive Officer on April 15, 2003 and the election of Messrs. Bell and Perrin to the Board of Directors on April 25, 2003. In connection with the consummation of the Plan on February 4, 2003 (the 'Effective Date'), Mr. Buchalter was paid a cash bonus of $210,004. In addition, Mr. Buchalter will receive 12,975 shares of Common Stock, subject to approval by the stockholders of the Company of the 2003 Stock Incentive Plan at the Annual Meeting. Effective February 4, 2003, Mr. Buchalter will also receive an annual retainer fee of $26,000, payable in Common Stock (which annual retainer fee is equivalent to the 40% portion of the other non-employee directors' annual retainer fees payable in Common Stock).

    The Company does not pay any additional remuneration to employees who serve as directors of the Company.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
          -----------------------------------------------------------

                  FORMER EQUITY COMPENSATION PLAN INFORMATION

    The following table provides information as of January 4, 2003 with respect to the Company's Class A Common Stock, par value $0.01 per share, existing prior to the Company's reorganization (the 'Old Common Stock'), issuable under the Company's former equity compensation plans:

                                                                           NUMBER OF
                                                                           SECURITIES
                                                                           REMAINING
                                    NUMBER OF                            AVAILABLE FOR
                                  SECURITIES TO        WEIGHTED-        FUTURE ISSUANCE
                                  BE ISSUED UPON        AVERAGE           UNDER EQUITY
                                   EXERCISE OF     EXERCISE PRICE OF   COMPENSATION PLANS
                                   OUTSTANDING        OUTSTANDING          (EXCLUDING
                                     OPTIONS,          OPTIONS,            SECURITIES
                                   WARRANTS AND      WARRANTS AND         REFLECTED IN
         PLAN CATEGORY                RIGHTS            RIGHTS           COLUMN (A))(b)
         -------------                ------            ------           --------------
                                       (A)                (B)                 (C)
Equity Compensation Plans
  approved by stockholders
    1991 Stock Option Plan......       59,900           $26.74                143,025
    1993 Stock Plan.............    1,177,613           $22.54             12,954,701
    1993 Non-Employee Director
      Stock Plan................       70,000           $20.21                330,000
    1998 Stock Plan for Non-
      Employee Directors........      340,000           $12.45                 60,000
Equity Compensation Plans not
  approved by stockholders
    1988 Employee Stock Purchase
      Plan......................      --               n/a                    278,700
    1997 Stock Option Plan(a)...    2,044,850           $19.03              9,844,515

---------
(a) Provided for issuance of shares of Old Common Stock up to the number of shares held in the Company's treasury.

(b) Pursuant to the terms of the Plan, the Old Common Stock and derivative securities relating to the Old Common Stock, including all outstanding options, were cancelled on the Effective Date.

    DESCRIPTION OF FORMER NON-STOCKHOLDER APPROVED EQUITY COMPENSATION PLANS

1988 Employee Stock Purchase Plan

    The 1988 Employee Stock Purchase Plan (the '1988 Plan') provided for the sale of shares of Old Common Stock to certain key employees and directors of the Company. The number of shares subject to the 1988 Plan was subject to equitable adjustment in the event of certain corporate events such as mergers, consolidations, recapitalizations and stock splits. The 1988 Plan was administered by the Compensation Committee, which had the authority to determine the number of shares to be sold or granted, the time at which restrictions on shares would lapse, voting requirements and other terms and conditions of the purchase agreement between the Company and the participant to whom shares were granted or sold. Generally, shares granted or sold under the 1988 Plan vested over a four-year period, were subject to repurchase (if the participant's employment or service terminated) and were subject to restrictions on transfer of any interest in such shares.

1997 Stock Option Plan

    The 1997 Stock Option Plan (the '1997 Plan') provided for the grant of stock options on Old Common Stock and restricted shares of Old Common Stock to selected employees (including employees who were directors) of the Company. Shares to be issued under the 1997 Plan were treasury shares of the Company and, thus, were exempted from the stockholder approval requirements of the New York Stock Exchange (the 'NYSE') on which exchange the Old Common Stock was traded under the symbol 'WAC' prior to suspension by the NYSE on June 11, 2001 of the Old Common Stock's trading. The 1997 Plan was administered by the Compensation Committee, which had the authority to determine the persons to whom awards were to be granted and the terms and conditions of awards, provided that the per share exercise price of options granted under the 1997 Plan could not be less than 100% of the fair market value of a share of Old Common Stock on the date of grant. Adjustments in the number and kind of shares subject to awards granted under the 1997 Plan were to be made in the event that the Compensation Committee determined that a dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation or other corporate events affected the shares such that an adjustment was necessary in order to prevent dilution or enlargement of the benefits intended to be made available under the 1997 Plan. In the event that any award, or any shares subject to an award, under the 1997 Plan were forfeited, or were returned to the Company following the exercise or vesting of an award, or an award otherwise terminated or was cancelled, the shares so forfeited would become available for future grants under the 1997 Plan. Awards granted under the 1997 Plan were generally non-transferable, and rights under such awards were exercisable only by the participant during such participant's lifetime.

          TREATMENT OF FORMER EQUITY COMPENSATION PLANS UNDER THE PLAN

    As of January 4, 2003, there remained outstanding options to purchase shares of Old Common Stock and restricted shares of Old Common Stock, which awards were previously granted to employees and directors of the Company under various Company equity compensation plans, including awards granted under the 1988 Plan and the 1997 Plan. Pursuant to the terms of the Plan, the Old Common Stock and derivative securities relating to the Old Common Stock, including all outstanding options, were cancelled on the Effective Date.

                     ADOPTION OF 2003 STOCK INCENTIVE PLAN

    On March 12, 2003, the Board of Directors approved the adoption of the 2003 Stock Incentive Plan and the granting of an aggregate of 750,000 shares of restricted stock and options to purchase 3,000,000 shares of Common Stock, the exercise price of which is the fair market value of the Common Stock at the date of grant. The 2003 Stock Incentive Plan and the aforementioned awards are subject to approval of the Company's stockholders at the Annual Meeting. For a discussion of the 2003 Stock Incentive Plan, see 'COMPENSATION PLANS -- 2003 Stock Incentive Plan.'

                  BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

    The following table sets forth certain information with respect to beneficial ownership of Common Stock as of April 25, 2003 by (1) each of the Company's directors, (2) each of the Company's executive officers, (3) all of the directors and executive officers as a group and (4) each person or entity known by the Company to own five percent or more of any class of the Company's voting securities.

                                                                    SHARES BENEFICIALLY OWNED
                                                                ----------------------------------
                                                                 NUMBER
                                                                   OF                     PERCENT
                         NAME                                    SHARES                  OF SHARES
                         ----                                    ------                  ---------
Antonio C. Alvarez II(a)...............................           266,400                  *
David A. Bell(a).......................................            --                      --
Stuart D. Buchalter(a)(b)..............................            12,975                  *
James P. Fogarty(a)....................................            --                      --
Jay A. Galluzzo(a)(c)..................................             3,000                  *
Richard Karl Goeltz(a).................................            --                      --
Harvey Golub(a)........................................            --                      --
Joseph R. Gromek(a)(c).................................           150,000                  *
Charles R. Perrin(a)...................................            --                      --
Stanley P. Silverstein(a)(c)...........................            33,000                  *
All of the directors and executive officers as a
  group................................................           465,375                  *

                                                  (table continued on next page)

(table continued from previous page)

                                                                    SHARES BENEFICIALLY OWNED
                                                                ----------------------------------
                                                                 NUMBER
                                                                   OF                     PERCENT
                         NAME                                    SHARES                  OF SHARES
                         ----                                    ------                  ---------
5% STOCKHOLDERS
The Bank of Nova Scotia(d).............................         4,407,211                   9.8%
Bank of America Corporation(e).........................         2,692,655                   6.0%
Chesapeake Partners Management Co., Inc.(f)............         2,597,613                   5.8%
Commerzbank Aktiengesellschaft(g)......................         4,240,252                   9.4%
General Electric Capital Corporation(h)................         3,939,786                   8.8%
JP Morgan Chase Bank(i)................................         3,731,329                   8.3%
Societe Generale(j)....................................         4,425,436                   9.8%

---------
* Less than 1%

(a) The business address of each of the directors and executive officers is c/o The Warnaco Group, Inc., 90 Park Avenue, New York, New York 10016.

(b) Shares to be issued pursuant to the 2003 Stock Incentive Plan, subject to stockholder approval at the Annual Meeting.

(c) Shares of restricted stock to be issued pursuant to the 2003 Stock Incentive Plan, subject to stockholder approval at the Annual Meeting. Restrictions lapse with respect to 25% of such shares on September 12, 2003 and with respect to an additional 25% of such shares on each of the first, second and third anniversaries of September 12, 2003.

(d) Information based solely on a Schedule 13G, dated February 10, 2003, filed with the SEC by The Bank of Nova Scotia ('Scotiabank'), 44 West King Street West, Toronto, Ontario, Canada, M5H 1H1, reporting the beneficial ownership of the shares of Common Stock set forth in the table. According to the
    Schedule 13G, Scotiabank has sole voting power and sole dispositive power with respect to all such shares.

(e) Information based solely on a Schedule 13G, dated February 13, 2003, filed with the SEC by Bank of America Corporation, 100 North Tryon Street, Charlotte, North Carolina 28255, reporting the beneficial ownership of the shares of Common Stock held by Bank of America Corporation ('BAC') and its affiliates and subsidiaries (1) NB Holdings Corporation ('NB'); (2) Bank of America, N.A. ('BACNA'); (3) BANA (#1) LLC ('LLC'); (4) Banc of America Strategic Solutions, Inc. ('BASS'); (5) NationsBank Montgomery Holdings Corporation ('NBC'); and (6) Banc of America Securities, LLC ('BACLLC'). According to the Schedule 13G (1) BAC has shared voting power and shared dispositive power with respect to 2,692,655 shares; (2) NB has shared voting power and shared dispositive power with respect to 2,692,655 shares; (3) BACNA has sole voting power and sole dispositive power with respect to 8,500 shares and has shared voting power and shared dispositive power with respect to 2,286,453 shares; (4) LLC has shared voting power and shared dispositive power with respect to 2,286,453 shares; (5) BASS has sole voting power and sole dispositive power with respect to 2,286,453 shares; (6) NBC has shared voting power and shared dispositive power with respect to 397,702 shares; and (7) BACLLC has sole voting power and sole dispositive power with respect to 397,702 shares.

(f) Information based solely on a Schedule 13G, dated February 5, 2003, filed with the SEC by Chesapeake Partners Management Co., Inc. ('CPMC'), 1829 Reisterstown Road, Suite 220, Baltimore, Maryland, 21208, reporting the beneficial ownership of the shares of Common Stock held by CPMC and its affiliates and subsidiaries (1) Chesapeake Partners Limited Partnership ('CPLP'); (2) Chesapeake Partners Institutional Fund Limited Partnership ('CPIFLP'); (3) Chesapeake Partners International Ltd. ('CPINTL'); and (4) Barclay's Global Investors Event Driven Fund II ('Barclays'). According to the Schedule 13G (1) CPMC has shared voting and shared dispositive power with respect to 2,597,613 shares; (2) CPLP has shared voting power and shared dispositive power with respect to 1,487,253 shares; (3) CPIFLP has shared voting power and

                                              (footnotes continued on next page)

(footnotes continued from previous page)

    shared dispositive power with respect to 52,045 shares; (4) CPINTL has shared voting power and shared dispositive power with respect to 977,015 shares; and (5) Barclays has shared voting power and shared dispositive power with respect to 81,300 shares.

(g) Information based solely on a letter, dated March 25, 2003, from Commerzbank Aktiengesellschaft to the Company.

(h) Information based on a Schedule 13D, dated April 8, 2003, filed with the SEC by GE Capital CFE, Inc. ('CFE'), 201 High Ridge Road, Stamford, CT 06927, General Electric Capital Corporation ('GECC'), 260 Long Ridge Road, Stamford, CT 06927, General Electric Capital Services, Inc. ('GECS'), 260 Long Ridge Road, Stamford, CT 06927, and General Electric Company ('GEC'), 3135 Easton Turnpike, Fairfield, CT 06431, reporting beneficial ownership of the shares of Common Stock set forth in the table. According to the Schedule 13D, CFE has sole voting power and sole dispositive power with respect to all such shares, and each of GECC, GECS and GEC disclaim voting and dispositive power for such shares.

(i) Total represents the number of shares of Common Stock distributed to JP Morgan Chase Bank on February 4, 2002 pursuant to the terms of the Plan.

(j) Total represents the number of shares of Common Stock distributed to Societe Generale on February 4, 2002 pursuant to the terms of the Plan.

                 CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS
                 ----------------------------------------------

    From April 30, 2001 to June 11, 2001 (the date upon which the Company filed for bankruptcy protection), the Company paid A&M consulting fees of $1,256,000 pursuant to a consulting agreement. Under that consulting agreement, several individuals who held or currently hold managerial positions with the Company (including Messrs. Alvarez and Fogarty) provided services as advisors to the Company. The A&M consulting agreement was terminated on June 11, 2001, and certain A&M employees subsequently became employees of the Company, including Mr. Alvarez who entered into the Alvarez Agreement (as defined below) with the Company and Mr. Fogarty who entered into the Fogarty Agreement (as defined below) with the Company. For a discussion of the Alvarez Agreement and the Fogarty Agreement, see 'COMPENSATION OF EXECUTIVE OFFICERS -- Employment Agreements.'

    In anticipation of the Company's emergence from bankruptcy protection on February 4, 2003, the Company entered into a second consulting agreement with A&M on January 29, 2003 (as supplemented by a March 18, 2003 letter agreement, collectively, the 'A&M Agreement'), pursuant to which it was agreed that
(1) Mr. Alvarez would continue to serve the Company as Chief Executive Officer until the commencement of employment of a permanent Chief Executive Officer (the 'New CEO'); (2) Mr. Fogarty would continue to serve the Company as Chief Financial Officer until the commencement of employment of a permanent Chief Financial Officer (the 'New CFO'); and (3) certain other A&M employees would continue to serve the Company in a consulting capacity. The A&M Agreement became effective on February 4, 2003 and replaced and superceded the Alvarez Agreement and the Fogarty Agreement. The A&M Agreement may be terminated by either party, without cause, upon 30 days' written notice.

    Pursuant to the terms of the A&M Agreement, effective February 4, 2003 and continuing through a 15-day transition period following the appointment of the New CEO, the Company pays A&M on account of Mr. Alvarez's services $125,000 per month. Upon the appointment of Mr. Gromek as the New CEO on April 15, 2003 and in accordance with the A&M Agreement, Mr. Alvarez began providing transitional services to the Company. The A&M Agreement further provides that the Company will pay A&M on account of Mr. Alvarez's services $750 per hour for any additional transition services provided by Mr. Alvarez following the 15-day transition period. The A&M Agreement also provides that, effective February 4, 2003, the Company pay A&M on account of Mr. Fogarty's services at a rate of $475 per hour. Upon the commencement of employment of the New CFO, Mr. Fogarty is obligated to provide transitional assistance to the New CFO, as reasonably required by the Company at a rate of $475 per hour. In addition, the A&M Agreement (1) provides for awards to A&M of additional fees upon the consummation of certain transactions involving the Company and

(2) upon certain conditions, grants to A&M the right to participate in the Incentive Compensation Plan during the periods Messrs. Alvarez and Fogarty provide services to the Company. Mr. Alvarez, Mr. Fogarty and A&M are bound by certain confidentiality, indemnification and non-solicitation obligations under the terms of the A&M Agreement.

    Mr. Alvarez is a co-founding Managing Director and Mr. Fogarty is a Managing Director of A&M.

    The Company leases certain real property from an entity controlled by Allen Schwartz who is an employee of the Company and is the former owner of A.B.S. by Allen Schwartz. The lease expires on May 31, 2005 and includes four five-year renewal options. Rent expense related to the lease of this real property for Fiscal 2002 was $500,000. The Company believes that the lease payments for this property are at or below fair market values for similar property in that geographic area.

                    DIRECTOR AND OFFICER SECURITIES REPORTS
                    ---------------------------------------

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires that executive officers and directors of the Company and stockholders who own more than ten percent of the Common Stock file reports of ownership and changes in ownership with the SEC. Executive officers and directors of the Company and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all such Section 16(a) forms that they file.

    Based solely on a review of the copies of such reports furnished to the Company, the Company believes that, during Fiscal 2002, all Section 16(a) filing requirements applicable to the executive officers and directors of the Company and greater than ten percent stockholders were complied with.

                       COMPENSATION OF EXECUTIVE OFFICERS
                       ----------------------------------

    Set forth below are tables prescribed by the proxy rules of the SEC which present the compensation of (1) Mr. Alvarez, the Company's Chief Executive Officer serving at January 4, 2003 and (2) the two most highly compensated executive officers serving at January 4, 2003 other than Mr. Alvarez, namely, Mr. Fogarty, Senior Vice President-Finance and Chief Financial Officer and Mr. Silverstein, Senior Vice President-Corporate Development, Chief Administrative Officer and Secretary (collectively, the 'Named Executives').

                           SUMMARY COMPENSATION TABLE

    The following table discloses compensation paid or to be paid to the Named Executives with respect to each of the three fiscal years ended December 30, 2000, January 5, 2002 and January 4, 2003.

                                                                            LONG TERM
                                                                           COMPENSATION
                                            ANNUAL COMPENSATION               AWARDS
                                   -------------------------------------   ------------
                                                                            SECURITIES
                                                                  OTHER     UNDERLYING      ALL
                                                                 ANNUAL      OPTIONS/      OTHER
                                                                 COMPEN-       SARS       COMPEN-
NAME OF OFFICER AND POSITION(S)    YEAR    SALARY      BONUS     SATION      (SHARES)     SATION
-------------------------------    ----    ------      -----     ------      --------     ------
Antonio C. Alvarez II(a) ........  2002  $1,500,058   $  --        (b)       $ --         $ --
  Former President and             2001   1,152,927      --        (b)         --           --
  Chief Executive Officer          2000      --          --        --          --           --

James P. Fogarty(c) .............  2002     375,014      --        (b)         --          1,530(e)
  Senior Vice President-Finance    2001     210,344      --        (b)         --           --
  and Chief Financial Officer      2000      --          --        --          --           --

Stanley P. Silverstein(f) .......  2002     450,018    187,500(d)  (b)         --           --
  Senior Vice President-Corporate  2001     450,018    187,500(d)  (b)         --           --
  Development, Chief               2000     525,061      --        (b)        100,000       --
  Administrative Officer and
  Secretary

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(a) Mr. Alvarez was elected President and Chief Executive Officer of the Company on November 16, 2001. Currently, Mr. Alvarez continues to serve as a director; however, in connection with Mr. Gromek's appointment as the Company's President and Chief Executive Officer, Mr. Alvarez no longer serves as the Company's President and Chief Executive Officer.

(b) Other annual compensation was below the lesser of $50,000 or 10% of such officer's annual salary and bonus for the fiscal year.

(c) Mr. Fogarty was elected Chief Financial Officer of the Company on December 20, 2001. Prior to his election to this position, Mr. Fogarty served the Company as Senior Vice President from June 11, 2001 to December 20, 2001 and served as an advisor to the Company (while employed by A&M) from April 30, 2001 to June 11, 2001.

(d) Represents retention bonus paid pursuant to the Key Domestic Employee Retention Plan implemented in connection with the Company's bankruptcy proceedings.

(e) Represents employer matching contributions under the Company's Employee Savings Plan.

(f) In March 2003, Mr. Silverstein was appointed Senior Vice President-Corporate Development and continued to serve as Chief Administrative Officer and Secretary. Prior to March 2003, Mr. Silverstein served as Vice President, General Counsel, Secretary and Chief Administrative Officer.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    There were no Option/SAR grants to any employee, including the Named Executives, in Fiscal 2002.

 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION

    There were no Option/SAR exercises by any employee, including the Named Executives, in Fiscal 2002. Pursuant to the terms of the Plan, on the Effective Date, all shares of Old Common Stock were cancelled. As of January 4, 2003, all options (including Mr. Silverstein's options) were out-of-the money and were cancelled on the Effective Date pursuant to the Plan.

  AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR
                                     VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED
                                                              OPTIONS/SARS AT FISCAL
                                                                    YEAR-END(#)
                                                             EXERCISABLE/UNEXERCISABLE
                                                             -------------------------
Antonio C. Alvarez II.......................................            0/0
James P. Fogarty............................................            0/0
Stanley P. Silverstein......................................      792,077/50,000

                                  PENSION PLAN

    The table below sets forth the annual pension benefits payable at age 65 pursuant to the Company's Pension Plan (the 'Pension Plan'), which Pension Plan provides pension benefits to all qualified personnel based on the average highest 12 consecutive calendar years' compensation multiplied by the years of credited service. Such benefits payable are expressed as straight life annuity amounts and are not subject to reduction for social security or other offset. Effective December 31, 2002, benefits under the Pension Plan were frozen, and, as a result, no future benefits will be earned by any participant in the Pension Plan. As of January 4, 2003, the following Named Executives have credited years of service under the Pension Plan: Mr. Fogarty (credit for one year, seven months of service) and Mr. Silverstein (credit for 18 years, nine months of service). Pursuant to the terms of his employment agreements, Mr. Alvarez was not eligible to participate in the Pension Plan in Fiscal 2002. The current maximum remuneration covered by the Pension Plan for each such individual is $170,000. Such amounts are included in the above Summary Compensation Table under 'Salary' and 'Bonus.'

                               PENSION PLAN TABLE

                                                            YEARS OF SERVICE
     AVERAGE ANNUAL COMPENSATION        ---------------------------------------------------------
            BEST 12 YEARS                  5        10        15        20        25        30
            -------------               -------   -------   -------   -------   -------   -------
$100,000..............................  $ 6,884   $13,767   $20,651   $27,535   $34,418   $41,302
$150,000..............................   10,884    21,767    32,651    43,535    54,418    65,302
$200,000..............................   11,350    22,701    34,051    45,401    56,752    68,102
$250,000..............................   11,350    22,701    34,051    45,401    56,752    68,102
$300,000..............................   11,350    22,701    34,051    45,401    56,752    68,102

                             EMPLOYMENT AGREEMENTS

Antonio C. Alvarez II

    The services of Mr. Alvarez to the Company were initially governed by a consulting contract with A&M, dated April 30, 2001, pursuant to which Mr. Alvarez served as the Company's Chief Restructuring Advisor while employed by A&M. The Company then entered into an employment agreement with Mr. Alvarez, effective June 11, 2001, pursuant to which Mr. Alvarez served as the Company's Chief Restructuring Officer. The employment agreement was amended in connection with Mr. Alvarez's election to the positions of President and Chief Executive Officer in November 2001 (the employment agreement, as amended, the 'Alvarez Agreement'). The Alvarez Agreement, as further amended, was subsequently approved by the Bankruptcy Court on February 21, 2002. The term of the Alvarez Agreement was further amended on July 16, 2002 to extend through the earlier of April 30, 2003 or the consummation of a plan of reorganization for all or substantially all of the Company entities involved in the Company's bankruptcy proceedings before the Bankruptcy Court (which entities consisted of the Company, 36 of its 37 U.S. subsidiaries and Warnaco of Canada Company and are hereinafter referred to as the 'Debtors'). The Alvarez Agreement provided for Mr. Alvarez's employment as President and Chief Executive Officer of the Company at a monthly base salary of $125,000. Under the Alvarez Agreement, Mr. Alvarez was not entitled to participate in the Company's benefit plans or programs, including its pension or group health care programs. The Alvarez Agreement provided that Mr. Alvarez would be entitled to earn an incentive bonus of no less than $2.25 million (the 'Minimum Bonus'), payable following the 'Final Payment Date,' which was defined in the Alvarez Agreement as the earlier of (1) the expiration of the Alvarez Agreement, (2) the date on which there is a complete disposition of the Company (whether by a sale of substantially all of the Company's stock or assets or otherwise), (3) the date on which a plan of reorganization is consummated or (4) the date on which Mr. Alvarez's employment is terminated by the Company without 'Cause' or by Mr. Alvarez for 'Good Reason' (each term as defined in the Alvarez Agreement). If certain financial targets were met, all or part of the Minimum Bonus could have become payable earlier than the Final Payment Date. Mr. Alvarez was also entitled to earn an incremental bonus (the 'Incremental Bonus') based on the value of the pool of funds available for distribution to creditors under the Plan. No Incremental Bonus was to be payable until the value of the pool of funds available for distribution to creditors under the Plan exceeded $625 million. The amount of the Incremental Bonus was to be calculated as an escalating percentage of the amount by which the value of the pool of funds available for distribution to creditors under the Plan exceeded $625 million. The Incremental Bonus, if earned, was to be payable following the Final Payment Date, but portions of the Incremental Bonus may have been paid earlier than the Final Payment Date if certain financial targets were met. The Alvarez Agreement provided that the Incremental Bonus was to be paid in cash, debt or securities in the same proportions as the value of the pool of funds available for distribution to creditors under the Plan, except that no less than $2.25 million of the Incremental Bonus was to be paid in cash. Pursuant to the Plan and to the Alvarez Agreement, on the Effective Date, Mr. Alvarez received an incentive bonus (comprised of the Minimum Bonus plus the Incremental Bonus) of approximately $1.950 million in cash, Second Lien Notes due 2008 (issued by the Company pursuant to the Plan) in the principal amount of $942,000 and approximately 0.59% of the Common Stock (266,400 shares). Effective February 4, 2003, the Alvarez Agreement was replaced with, and superceded by, the A&M Agreement. For a discussion of the A&M Agreement, see 'CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS.'

James P. Fogarty

    Mr. Fogarty's services to the Company were initially governed by the consulting contract with A&M, dated April 30, 2001, pursuant to which Mr. Fogarty served as an advisor to the Company while employed by A&M. On June 11, 2001, the Company entered into an employment agreement with Mr. Fogarty (the 'Fogarty Agreement') which set forth the terms and conditions of Mr. Fogarty's employment. The term of the Fogarty Agreement was amended on July 16, 2002 to extend through the earlier of April 30, 2003 or consummation of a plan of reorganization for all or substantially all of the Debtors. The Fogarty Agreement could have been terminated by either party upon 30 days' written notice. The Fogarty Agreement provided for Mr. Fogarty's employment as Senior Vice President -- Finance at an annual base salary of $375,000 and certain other benefits and reimbursement of expenses. Mr. Fogarty was elected to the additional position of Chief Financial Officer on December 20, 2001. Mr. Fogarty was entitled to participate in all of the Company's employee benefit plans and programs, including its pension and group health benefit plans. Effective as of February 4, 2003, the Fogarty Agreement was replaced with, and superceded by, the A&M Agreement. For a discussion of the A&M Agreement, see 'CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS.'

Key Domestic Employee Retention Plan

    In connection with the Company's bankruptcy proceedings, the Company instituted the Key Domestic Employee Retention Plan (the 'Retention Plan') which was approved by the Bankruptcy Court. The Retention Plan provided for stay bonuses, enhanced severance protection and discretionary transaction bonus opportunities during the Company's bankruptcy proceedings. The stay bonuses provided under the Retention Plan replaced the Company's existing bonus and other cash incentive compensation programs for the participants. Approximately 245 key domestic employees, including Mr. Silverstein, were covered under the Retention Plan. One-third of Mr. Silverstein's total stay bonus was paid to him on December 10, 2001, one-third was paid on June 10, 2002 and one-third was paid on February 7, 2003. No discretionary transaction bonus was paid to Mr. Silverstein.

    As a condition to participating in the Retention Plan, all participants were required to execute the Employee Waiver, Release and Discharge of Claims, which released the Company and its affiliates from claims by the Retention Plan participants against the Company (except with respect to certain indemnification rights and claims arising under the Company's retirement and savings plans).

                               COMPENSATION PLANS
                               ------------------

                           2003 STOCK INCENTIVE PLAN

    The Board of Directors is recommending that stockholders approve the 2003 Stock Incentive Plan. On March 4, 2003, subject to adoption of the 2003 Stock Incentive Plan by the Board of Directors and the approval of Company stockholders at the Annual Meeting, the Compensation Committee approved the form of the 2003 Stock Incentive Plan and approved the terms and conditions of awards to be granted under the 2003 Stock Incentive Plan. Upon the recommendation of the Compensation Committee, on March 12, 2003, the Board of Directors adopted, and approved grants of awards under, the 2003 Stock Incentive Plan, subject to approval of stockholders at the Annual Meeting. If the stockholders approve the 2003 Stock Incentive Plan, it will become effective as the date of such stockholder approval. If the stockholders do not approve the 2003 Stock Incentive Plan, it will have no effect, and any awards granted thereunder will be rescinded.

    The following is a summary of the material terms and provisions of the 2003 Stock Incentive Plan and is qualified in its entirety by the full text of the 2003 Stock Incentive Plan, which is attached as Appendix D hereto.

Purpose

    The purpose of the 2003 Stock Incentive Plan is to promote the interests of the Company and its stockholders by attracting and retaining qualified directors, executive personnel, other key employees and consultants, motivating such persons by means of performance-related incentives to achieve long-term performance goals and enabling such persons to participate in the long-term growth and financial success of the Company.

Administration of the 2003 Stock Incentive Plan

    The 2003 Stock Incentive Plan will be administered by the Compensation Committee. Each member of the Compensation Committee is a 'non-employee director' within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee will have the full power and authority, subject to the terms of the 2003 Stock Incentive Plan and applicable law, to:

    o     designate participants;

    o     determine the types of awards to be granted to participants;

    o determine the number of shares to be covered by awards and the terms, provisions (including provisions relating to a change of control of the Company), conditions, restrictions and performance goals (if any) relating to such awards;

    o determine whether, to what extent, and under what circumstances an award may be settled in cash, shares of Common Stock or other securities;

    o determine the methods by which awards may be settled, exercised, cancelled, forfeited or suspended;

    o determine whether and to what extent cash, shares of Common Stock, other securities, other awards, other property and other amounts payable with respect to an award may be deferred;

    o make certain adjustments to the performance goals as described in the 2003 Stock Incentive Plan;

    o construe and interpret the 2003 Stock Incentive Plan and any award;

    o establish, amend, suspend or waive such rules and regulations and appoint such agents as deemed appropriate for the administration of the 2003 Stock Incentive Plan;

    o determine whether, or to what extent, performance goals are achieved; and

    o make all other determinations deemed necessary or desirable for the administration of the 2003 Stock Incentive Plan.


    Subject to the terms of the 2003 Stock Incentive Plan and applicable law, the Compensation Committee may delegate its authority under the 2003 Stock Incentive Plan to one or more officers or managers of the Company or to a committee of officers or managers, except with respect to awards to those participants who are subject to Section 16 of the Exchange Act with respect to the Company. All determinations made by the Compensation Committee with respect to the 2003 Stock Incentive Plan and any award will be final, conclusive and binding upon all persons. Notwithstanding any provision of the 2003 Stock Incentive Plan to the contrary (including provisions which allow the Compensation Committee to reduce the exercise price of stock options granted in the event that the Compensation Committee determines such reduction to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2003 Stock Incentive
Plan), the Compensation Committee does not have the authority to take any action which has the effect of reducing the exercise price of a stock option granted under the 2003 Stock Incentive Plan.

Shares Reserved for Issuance

    The aggregate number of shares of Common Stock with respect to which awards may be granted under the 2003 Stock Incentive Plan is 5,000,000. No executive officer of the Company may receive awards under the 2003 Stock Incentive Plan in any fiscal year of the Company that relate to more than 1,500,000 shares of Common Stock. In the event that the Compensation Committee determines that any dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, split-off, spin-off, combination, repurchase or exchange of shares, issuance of warrants, other rights to purchase shares or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2003 Stock Incentive Plan, the Compensation Committee will, in any manner as it may deem equitable, adjust any or all of the number or type of shares or other securities with respect to which awards may be granted, the number or type of shares subject to outstanding awards, and the grant or exercise price with respect to any award or, if deemed appropriate, provide for a cash payment to the holder of an outstanding award. Common Stock delivered pursuant to an award may consist of authorized and unissued shares or treasury shares. If any award granted under the 2003 Stock Incentive Plan is forfeited or otherwise terminates or is cancelled without the delivery of Common Stock, then the shares covered by the award, or to which the award relates, will again be available for awards under the 2003 Stock Incentive Plan.

Eligibility

    Any employee, including any officer or employee-director, any director of the Company and any consultant to the Company who is an individual person will be eligible to be designated a participant in the 2003 Stock Incentive Plan. Currently, there are approximately 120 individuals who have been selected to participate in the 2003 Stock Incentive Plan.

Types of Awards

    The 2003 Stock Incentive Plan provides for the grant of stock options, including options intended to be 'incentive stock options' within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), restricted shares of Common Stock, stock awards and other stock-based awards.

    Options. The Compensation Committee will have sole and complete authority to determine the participants to whom options will be granted under the 2003 Stock Incentive Plan, the number of shares to be subject to options and the terms and conditions of options, provided that the exercise price of an option granted under the 2003 Stock Incentive Plan may not be less than 100% of the Fair Market Value (as defined in the 2003 Stock Incentive Plan) of the Common Stock on the date of grant.

    Restricted Stock. The Compensation Committee will have sole and complete authority to determine the participants to whom awards of restricted stock will be granted under the 2003 Stock Incentive Plan, the number of shares to be subject to the awards and the terms and conditions of the awards, including whether the vesting of such an award will be subject to the attainment of one or more performance goals (as described below). Dividends paid on shares of restricted stock may be paid directly to the participant or may be reinvested in additional shares, as determined by the Compensation Committee.

    Stock Awards. Under the 2003 Stock Incentive Plan, a stock award will consist of an award of unrestricted shares of Common Stock for which a certificate will be issued and delivered as soon as practicable after the date on which the award is made.

    Other Stock-Based Awards. Other stock-based awards, the form of which will be determined by the Compensation Committee, will be valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. These awards may be granted either alone or in addition to other awards under the 2003 Stock Incentive Plan. The Compensation Committee will have sole and complete authority to determine the participants to whom the awards will be granted and all terms and conditions of the awards, including whether the vesting or payment of any portion of any such award will be subject to the attainment of one or more performance goals (as described below).

Performance Goals

    Under the 2003 Stock Incentive Plan, the Compensation Committee has the authority to determine that vesting or payment of an award under the 2003 Stock Incentive Plan will be subject to the attainment of one or more performance goals. The performance goals may include any or a combination of, or a specified increase in, the following:

    o     return on total stockholder equity;

    o earnings per share (which may include the manner in which such earnings goals were met);

    o     net income, before or after taxes;

    o earnings before interest, taxes, depreciation and amortization ('EBITDA');

    o     revenues;

    o     return on assets;

    o     market share; or

    o     cost reduction.

Termination of Employment

    Under the 2003 Stock Incentive Plan, the Compensation Committee has the discretion to determine the effect on awards of the termination of a participant's employment with, or service to, the Company, which provisions will be included in the agreement setting forth the terms and conditions of awards. The Compensation Committee may determine (and has so determined, with respect to certain awards granted under the 2003 Stock Incentive Plan, subject to stockholder approval) that, upon the termination of a participant's employment with, or service to, the Company for Cause (as defined in the 2003 Stock Incentive Plan), in addition to forfeiture of all outstanding awards, such participant will be required to forfeit to the Company (1) any shares of previously restricted Common Stock that had become vested during the six-month period prior to such termination and (2) any shares of Common Stock purchased pursuant to the exercise of an option during the six-month period prior to such termination. In the case of those forfeited shares of Common Stock purchased pursuant to the exercise of an option, the Company would pay to such participant the aggregate exercise price paid by such participant for such forfeited shares of Common Stock. If any of the forfeited shares of Common Stock had previously been sold, or otherwise disposed of, by the participant, such participant would be required to pay to the Company the fair market value of such shares of Common Stock as of the day of such sale or other disposition.

Transferability of Awards

    Awards granted under the 2003 Stock Incentive Plan generally may not be sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution; however, the Compensation Committee may determine that a participant, during such participant's lifetime, may transfer certain awards to one or more members of the participant's immediate family or trusts for the benefit of the participant or an immediate family member, subject to conditions that the Compensation Committee may prescribe.

Term of the 2003 Stock Incentive Plan; Amendment or Termination of the 2003 Stock Incentive Plan; Amendment of Awards

    The 2003 Stock Incentive Plan will become effective upon its approval by the Company's stockholders at the Annual Meeting. No award may be granted under the 2003 Stock Incentive Plan after the tenth anniversary of the effective date of the 2003 Stock Incentive Plan; however, the termination of the 2003 Stock Incentive Plan will not adversely affect the terms of any award outstanding at the time of such termination.

    The Board of Directors may amend, alter, suspend, discontinue or terminate the 2003 Stock Incentive Plan at any time, provided that no such amendment, alteration, suspension, discontinuance or termination will be made without stockholder approval, if such approval is, in the Board of Directors' determination, necessary to comply with any tax or regulatory requirement. The Compensation Committee may amend the 2003 Stock Incentive Plan in any manner it deems necessary to have the 2003 Stock Incentive Plan conform with local rules and regulations in any jurisdiction outside the United States.

    The Compensation Committee may waive any conditions or rights under, amend any terms of, or cancel or terminate any outstanding award under, the 2003 Stock Incentive Plan, provided that any action that would impair the rights of a participant or any holder or beneficiary of any outstanding award will not be effective without the consent of the participant, holder or beneficiary.

Benefits under the 2003 Stock Incentive Plan

    The following table briefly summarizes the awards that have been granted to participants in the 2003 Stock Incentive Plan, subject to approval of the plan by the Company's stockholders at the Annual Meeting. Future grants under the 2003 Stock Incentive Plan will be determined by the Compensation Committee and may vary from year to year and from participant to participant and are not determinable at this time.

                               NEW PLAN BENEFITS
                           2003 STOCK INCENTIVE PLAN

                                                                NUMBER
                                                                  OF
                                                                SHARES      NUMBER OF
                                                               SUBJECT        SHARES
NAME AND POSITION                                             TO OPTION    OF STOCK(a)
-----------------                                             ---------    -----------
Antonio C. Alvarez II ......................................     --           --
  Former President and Chief Executive Officer
James P. Fogarty ...........................................     --           --
  Senior Vice President -- Finance and Chief Financial
  Officer
Stanley P. Silverstein .....................................    132,000       33,000
  Senior Vice President -- Corporate Development,
  Chief Administrative Officer and Secretary
Executive Group.............................................    916,000      229,000
Non-Executive Director Group................................     --           12,975
Non-Executive Officer Employee Group........................  2,084,000      521,000

---------

(a) Such awards may be awards of restricted shares of Common Stock or stock awards, in each case as described above, under 'Restricted Stock' and 'Stock Awards,' respectively.

Certain Federal Income Tax Effects

    The following discussion of certain relevant federal income tax effects applicable to stock options granted under the 2003 Stock Incentive Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. Different rules may apply in the case of a participant who is subject to Section 16 of the Exchange Act with respect to the Company.

Nonqualified Stock Options

    A participant generally will not be subject to income tax upon the grant of a nonqualified stock option ('NSO'). Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time in the same amount that the participant recognizes ordinary income.

    If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

    A participant generally will not be subject to ordinary income tax upon the grant or timely exercise of an incentive stock option ('ISO'). Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (1) while employed by the Company or one of its subsidiaries or (2) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs.

    If stock acquired pursuant to the timely exercise of an ISO is later disposed of, the participant will, except as noted below, recognize long-term capital gain or loss (if the stock is a capital asset of the participant) equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, the Company will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

    If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to such participant upon exercise (a 'disqualifying disposition'), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (1) at ordinary income rates, to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition, and, (2) if the stock is a capital asset of the participant, as short-term or long-term capital gain, to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of the participant's ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income. Any capital gain recognized by the participant will be long-term or short-term capital gain, depending on the length of time such shares were held by the participant.

    The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the 'alternative minimum tax' imposed by Section 55 of the Code.

Exercise with Shares

    According to a published ruling of the Internal Revenue Service, a participant who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of a company's common stock already owned by such participant (other than shares received by exercise of an ISO which have not met the holding period requirements) will recognize no gain or loss for federal income tax purposes on the shares surrendered, but such participant otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

    The accompanying proxy will be voted 'FOR' the approval of the 2003 Stock Incentive Plan unless contrary instructions are given.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE APPROVAL OF
      THE 2003 STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS ITEM NO. 2 ON
                            THE ENCLOSED PROXY CARD.

                          INCENTIVE COMPENSATION PLAN

    The Board of Directors is recommending that stockholders approve the Incentive Compensation Plan. On March 4, 2003, subject to adoption of the plan by the Board of Directors and the approval of Company stockholders at the Annual Meeting, the Compensation Committee approved the form of the

Incentive Compensation Plan and approved the terms and conditions of awards to be granted under the Incentive Compensation Plan. Following the recommendation of the Compensation Committee, on March 12, 2003, the Board of Directors adopted, and ratified the performance factors, plan participants, target levels and grants of awards under, the Incentive Compensation Plan, subject to the approval of stockholders at the Annual Meeting. If the stockholders approve the Incentive Compensation Plan, it will be deemed to have taken effect as of January 5, 2003. If the stockholders do not approve the Incentive Compensation Plan, it will have no effect, and any awards granted thereunder will be rescinded.

    The following is a summary of the material terms and provisions of the Incentive Compensation Plan and is qualified in its entirety by the full text of the Incentive Compensation Plan, which is attached as Appendix E hereto.

Purpose

    The purpose of the Incentive Compensation Plan is to align the interests of key Company employees with those of the stockholders of the Company by encouraging plan participants to achieve goals intended to increase stockholder value.

Administration of the Incentive Compensation Plan

    The Incentive Compensation Plan will be administered by the Compensation Committee. Each member of the Compensation Committee will be an 'outside director' within the meaning of Section 162(m) of the Code. The Compensation Committee will have the authority, in its sole discretion, subject to the terms of the Incentive Compensation Plan and applicable law, to administer the Incentive Compensation Plan and to exercise all the powers and authorities either specifically granted to it under the Incentive Compensation Plan or necessary or advisable in the administration of the Incentive Compensation Plan, including, without limitation, to:

    o grant awards (and to determine to whom and the times at which the awards will be granted);

    o determine the terms, provisions (including provisions relating to a change of control of the Company), conditions, restrictions and performance factors relating to any award;

    o determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited or surrendered;

    o make certain adjustments in the performance factors as described in the Incentive Compensation Plan;

    o construe and interpret the Incentive Compensation Plan and any award;

    o prescribe, amend and rescind rules and regulations relating to the Incentive Compensation Plan;

    o determine whether, or to what extent, performance factors are achieved; and

    o make all other determinations deemed necessary or advisable for the administration of the Incentive Compensation Plan.

    Subject to Section 162(m) of the Code, and except as required by Rule 16b-3 under the Exchange Act, the Compensation Committee may delegate all or any part of its authority under the Incentive Compensation Plan.

Eligibility

    Awards may be granted to key employees of the Company or any of its subsidiaries, or to key consultants or the entities employing such consultants, in any case, in the sole discretion of the Compensation Committee, after consultation with the Company's Chief Executive Officer. Currently, there are approximately 195 key employees and other participants who may be eligible to be selected to participate in the Incentive Compensation Plan.

Performance Factor Attainment Required for Award Payment

    The Incentive Compensation Plan provides for the payment of awards to participants if, and only to the extent that, performance factor goals established by the Compensation Committee are met with respect to the applicable performance period (the 'Performance Period'). The Performance Period will be each twelve-month period commencing on the first day of the Company's fiscal year or such other period as the Compensation Committee may determine.

Performance Factors

    The Compensation Committee will determine, in writing, on or prior to the date on which 25% of a Performance Period has elapsed, the performance factors which must be met during a Performance Period. The performance factors may include any or all of the following:

    o SVA (defined in the Incentive Compensation Plan as, with respect to any designated division of the Company for any fiscal year, the sum of
          (1) the product of such division's increase or decrease in EBITDA, multiplied by the number four, and (2) Net Controllable Cash Flow
          (as defined below);

    o     gross margin;

    o     operating margin;

    o     revenue growth;

    o Net Controllable Cash Flow (defined in the Incentive Compensation Plan as, with respect to a division of the Company for any fiscal year, such division's EBITDA
          (1) plus any decrease, or minus any increase, in accounts receivable, (2) plus any decrease, or minus any increase, in inventory, (3) plus any decrease, or minus any increase, in prepaid expense, (4) plus any increase, or minus any decrease, in accounts payable or accrued expenses and
          (5) minus capital expenditures);

    o     free cash flow;

    o     operating cash flow;

    o earnings per share (which may include the manner in which such earnings goals were met);

    o earnings before all or any of interest, taxes, depreciation and/or amortization;

    o     economic value added;

    o     cash-flow return on investment;

    o     net income;

    o     total stockholder return;

    o     return on investment;

    o     return on equity; or

    o     return on assets.

    The performance factors may be expressed in terms of an increase or decrease of one or more specific criteria over a specified period. The performance factors may relate to the performance of the Company, a subsidiary, a division, any portion of the business, a product line, or any combination thereof. Performance factors may include a threshold level of performance below which no payment will be made, levels of performance below the target level but above the threshold level at which specified percentages of the award will be paid, a target level of performance at which the full award will be paid, levels of performance above the target level but below the maximum level at which specified multiples of the award will be paid and a maximum level of performance above which no additional payment will be made. Performance factors may also specify that payments for levels of performances between specified levels will be interpolated.

Compensation Committee Certification of Performance Factor Attainment

    Before any awards for a particular Performance Period can be paid to those employees whose compensation is covered by Section 162(m) of the Code (the 'Covered Employees'), the Compensation Committee must certify the extent to which the performance factors have been attained.

Special Provisions Regarding Awards

    In no event will payment in respect of awards granted for a Performance Period be made to a Covered Employee in an amount that exceeds $2,500,000. Also, in no event may the Compensation Committee increase the amount of an award payable to a Covered Employee upon attainment of the specified performance factors, but the Compensation Committee may do so with respect to other participants. Subject to the general prohibition on increasing the amount payable to a Covered Employee upon attainment of the specified performance factors, the Compensation Committee may, in its discretion, provide that an award under the Incentive Compensation Plan may be adjusted in light of a participant's contribution to the long-term health of the Company.

Termination of Employment

    Unless otherwise provided by the Compensation Committee, a participant must be actively employed by the Company at the end of the Performance Period in order to be eligible to receive such participant's award. Unless otherwise provided by the Compensation Committee, if a participant's employment is terminated as result of death, disability or retirement prior to the end of the Performance Period, the participant will receive a pro rata portion of the award that such participant would have received with respect to the applicable Performance Period, which will be payable at such time that awards are payable to other participants.

Change in Control

    Except as otherwise provided under the terms of the Incentive Compensation Plan, upon the occurrence of a Change of Control (as defined in the Incentive Compensation Plan), the Company will pay to each participant, within 30 days following such Change of Control, the pro rata portion of the award that each participant would have received with respect to the applicable Performance Period had the performance factors been achieved at 100% of target level.

Amendment or Termination of the Incentive Compensation Plan

    Subject to certain limitations, the Board of Directors or the Compensation Committee may, at any time, suspend or terminate the Incentive Compensation Plan or revise or amend it in any respect whatsoever.

Benefits under the Incentive Compensation Plan

    The following table briefly summarizes the awards that have been granted to participants in the Incentive Compensation Plan, subject to approval of the plan by the Company's stockholders at the Annual Meeting. Payment of the amounts shown depends on achievement of target level performance for fiscal year 2003 under the Incentive Compensation Plan. Future awards under the Incentive Compensation Plan will be determined by the Compensation Committee and may vary from year to year and from participant to participant and are not determinable at this time.

                               NEW PLAN BENEFITS
                          INCENTIVE COMPENSATION PLAN

                                                                 DOLLAR VALUE
                                                                  AT TARGET
                                                                 PERFORMANCE
                                                                     FOR
NAME AND POSITION                                              FISCAL YEAR 2003
-----------------                                              ----------------
Antonio C. Alvarez II ......................................         208,334(a)
  Former President and Chief Executive Officer
James P. Fogarty ...........................................         385,000(b)
  Senior Vice President -- Finance and Chief Financial
  Officer
Stanley P. Silverstein .....................................         315,000
  Senior Vice President -- Corporate Development,
  Chief Administrative Officer and Secretary
Executive Group.............................................       2,063,334
Non-Executive Officer Employee Group........................       8,435,812

---------

(a)  Amount represents target award pro-rated by reason of Mr.
     Alvarez's resignation as the Company's President and Chief
     Executive Officer, effective April 15, 2003.

(b) Amount actually paid to Mr. Fogarty will be pro-rated for a partial year of employment when the New CFO is employed during the 2003 fiscal year.

    The accompanying proxy will be voted 'FOR' the approval of the Incentive Compensation Plan unless contrary instructions are given.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE APPROVAL OF
          THE INCENTIVE COMPENSATION PLAN, WHICH IS DESIGNATED AS ITEM
                       NO. 3 ON THE ENCLOSED PROXY CARD.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
            -------------------------------------------------------

    The Compensation Committee of the Board of Directors is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation of, and benefits provided to, the executive officers of the Company. The Compensation Committee operates under the Compensation Committee Charter, and none of the members of the Compensation Committee are employees of the Company.

         GENERAL POLICIES REGARDING COMPENSATION OF EXECUTIVE OFFICERS

    In establishing compensation and benefit levels for executive officers, the Compensation Committee seeks to (1) attract and retain individuals of superior ability and managerial talent; (2) motivate executive officers to increase Company performance primarily for the benefit of its stockholders and also for the benefit of its customers and other constituencies; and (3) reward executive officers for exceptional individual contributions to the achievement of the Company's business objectives. To these ends, the Company's executive compensation package consists of annual salary, variable annual cash compensation and stock-based, long-term incentive awards.

Base Salary

    Salary levels generally are determined based on the Compensation Committee's subjective assessment of prevailing salary levels among the Company's industry peers and other companies with which, in the Compensation Committee's view, the Company competes for executive talent (including non-public companies and companies in related industries, such as retailing or general apparel manufacturing).

    In general, the Compensation Committee attempts to set base salaries at levels which will attract and retain highly qualified individuals. In selected cases, the Compensation Committee may conclude that excellent executive talent may only be attracted and retained by compensation packages in excess of prevailing market levels.

    In making such judgments regarding the appropriate compensation level for a particular executive officer, the Compensation Committee from time to time consults with independent executive compensation consultants. The Compensation Committee engaged such consultants during Fiscal 2002.

Annual Bonus

    The Compensation Committee generally believes that, at higher executive levels, a greater percentage of an individual's total annual cash compensation opportunity should consist of variable compensation tied to the Company's performance.

    In Fiscal 2002, the Company paid retention bonuses to certain key employees in connection with the Plan. Retention bonuses were paid at certain intervals during Fiscal 2002 and were designed to retain valuable employees during the Company's bankruptcy proceedings.

    In addition, pursuant to the Plan, the Company established a Confirmation Bonus Plan whereby certain bonus payments will be made to selected employees in recognition of their contributions to the Company's emergence from bankruptcy proceedings. Such bonuses are payable in two equal installments in April 2003 and August 2003, subject to the employee being actively employed at the pay date.

    Upon the recommendation of the Compensation Committee, on March 12, 2003, the Board of Directors adopted the Incentive Compensation Plan for the purpose of awarding annual cash bonuses to key employees and consultants, which plan will be administered by the Compensation Committee. Under the Incentive Compensation Plan, the Compensation Committee has the discretion to determine awards to be granted to plan participants and the performance factors against which performance must be achieved in order to receive payment of awards. For a discussion of the Incentive Compensation Plan, see 'COMPENSATION
PLANS -- Incentive Compensation Plan.'

Long-Term Incentive Compensation

    Stock-based incentives, consisting of stock options granted at 100% of the stock's fair market value on the grant date and restricted stock awards, constitute the long-term portion of the Company's executive compensation package. Stock options provide an incentive for executives to increase the return to the Company's stockholders. Although it had the authority to do so under the Company's then existing stock option plans, the Compensation Committee has not heretofore awarded SARs or other stock-based awards, except for certain restricted stock awards which were granted in fiscal year 1995 through fiscal year 1999. The Compensation Committee has the authority to consider any factors it deems appropriate under the circumstances in reaching its determination regarding the size and timing of grants and equity incentives. No stock option grants or restricted stock awards were made in Fiscal 2002.

    Upon the recommendation of the Compensation Committee, on March 12, 2003, the Board of Directors adopted the 2003 Stock Incentive Plan, which provides for a variety of equity-based awards, including stock options, restricted stock awards and other stock-based awards. The 2003 Stock Incentive Plan, including awards granted thereunder, will be administered by the Compensation Committee. Under the 2003 Stock Incentive Plan, the Compensation Committee has the discretion to determine the awards to be granted to plan participants and all terms and conditions of such awards. For a discussion of the 2003 Stock Incentive Plan, see 'COMPENSATION PLANS -- 2003 Stock Incentive Plan.'

Limitations on Deductibility of Executive Compensation

    Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of the Company. To qualify for an exemption to such limitation, compensation in excess of $1.0 million per year paid to the Chief Executive Officer and to the other most highly compensated executive officers at the end of such fiscal year generally must be either (1) paid pursuant to a written binding contract in effect on February 17, 1993 or (2) constitute performance-based compensation. In order to be considered 'performance-based' compensation under Section 162(m) of the Code, compensation must be paid solely on account of the attainment of one or more preestablished performance goals established by a committee of two or more 'outside directors,' pursuant to an arrangement that has been disclosed to stockholders of a company and approved by a majority vote of its stockholders. Also, in order for an arrangement to give rise to fully deductible 'performance-based' compensation, the terms of the arrangement must preclude the exercise of any discretion in the administration of the plan that would have the effect of increasing compensation paid thereunder to the employees covered by
Section 162(m) of the Code.

    The Compensation Committee generally intends to comply with the requirements for full deductibility of executive compensation under Section 162(m) of the Code. However, the Compensation Committee will balance the costs and burdens involved in such compliance against the value of the tax benefits to be obtained by the Company thereby and may, in certain instances, pay compensation that is not fully deductible, if the Compensation Committee determines that such costs and burdens outweigh such benefits.

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In Fiscal 2002, the compensation, including salary and bonus, of Mr. Alvarez, the Chief Executive Officer, was governed by the Alvarez Agreement. In determining compensation under the Alvarez Agreement, consideration was given to his substantial experience and expertise as a turnaround and crisis management manager and his proven ability to lead troubled companies and improve operational and financial performance. For a discussion of the Alvarez Agreement, see 'COMPENSATION OF EXECUTIVE OFFICERS -- Employment Agreements.'

          MEMBERS OF THE COMPENSATION COMMITTEE (AS OF APRIL 24, 2003)

                              Stuart D. Buchalter
                              Richard Karl Goeltz
                                  Harvey Golub

                         STOCK PRICE PERFORMANCE GRAPH
                         -----------------------------

    Pursuant to the Plan, the Company cancelled all outstanding shares of the Old Common Stock on the Effective Date. The holders of the Old Common Stock did not receive any distribution on account of the Old Common Stock under the Plan. The Common Stock did not begin trading on The Nasdaq Stock Market during Fiscal 2002. Since there is no stock price information for the Common Stock for periods prior to the end of Fiscal 2002, the Company is unable to provide a line graph comparing the percentage change in total stockholder return on the Common Stock for any period prior to January 4, 2003.

                                 ANNUAL REPORT
                                 -------------

    The Company's Annual Report on Form 10-K for the year ended January 4, 2003, dated April 4, 2003 (the 'Annual Report on Form 10-K'), is being mailed with this Proxy Statement. THE COMPANY WILL FURNISH ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-K UPON THE REQUEST OF A STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 21, 2003 FOR A FEE LIMITED TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT. REQUESTS FOR EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO THE SECRETARY, THE WARNACO GROUP, INC.,
90 PARK AVE., NEW YORK, NY 10016.

    The Annual Report is not a part of the proxy solicitation materials.

                             STOCKHOLDER PROPOSALS
                             ---------------------

    Under Rule 14a-8 of the Exchange Act as currently in effect, any holder of at least $2,000 in market value of Common Stock who has held such securities for at least one year and who desires to have a proposal presented in the Company's proxy material for use in connection with the Annual Meeting of stockholders to be held in 2004 must transmit that proposal (along with the stockholder's name, address, the number of shares of Common Stock that the stockholder holds of record or beneficially, the dates upon which the securities were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such shares through the date of the 2004 meeting) in writing as set forth below. Proposals of stockholders intended to be presented at the next annual meeting under Rule 14a-8 of the Exchange Act must be received by the Secretary, The Warnaco Group, Inc., 90 Park Ave., New York, NY 10016, not later than December 30, 2003. In order for proposals of stockholders made outside of Rule 14a-8 to be considered 'timely' within the meaning of Rule 14a-4(c) of the Exchange Act, such proposals must be received by the Secretary at the above address by March 12, 2004.

                              INDEPENDENT AUDITORS
                              --------------------

    The Board of Directors is recommending ratification of its appointment of Deloitte & Touche as independent auditors for the Company for the fiscal year ending January 3, 2004. The Board of Director's appointment of Deloitte & Touche as the Company's independent auditors for the current fiscal year was based on the recommendation of the Audit Committee. In accordance with the policies and procedures of the Audit Committee, all services to be rendered by and fees paid to Deloitte & Touche are subject to the prior approval of the Audit Committee. If the stockholders do not ratify this appointment, the Audit Committee will reconsider its decision to appoint Deloitte & Touche.

    Deloitte & Touche provided audit and other services during Fiscal 2002 as set forth below:

                                                                 FEES
                                                              BILLED(a)
                                                              ----------
SERVICES PROVIDED                                                2002
-----------------                                                ----
Audit Fees(b)...............................................  $3,765,000
                                                              ----------
Financial information systems design and implementation
  fees......................................................  $   --
All Other Fees:
    Audit related fees(c)...................................  $  125,000
    Other fees(d)...........................................  $1,604,263
                                                              ----------
        Total All Other Fees(e).............................  $1,729,263
                                                              ----------
Grand Total.................................................  $5,494,263
                                                              ----------
                                                              ----------

---------


(a) Fees paid to Deloitte & Touche for the periods during which the Company was operating under Chapter 11 of the United States Bankruptcy Code were approved by the Bankruptcy Court.

(b) Fees for annual audit of the Company's annual financial statements and quarterly reviews of interim financial statements.

(c) Includes fees for the audits of the Company's employee benefit plans and royalty audits.

(d) Includes fees for domestic and international tax planning and compliance services.

(e) The Audit Committee has considered whether the provision of these services is compatible with maintaining Deloitte & Touche's independence.

    The Company has been advised by Deloitte & Touche that it will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if such representative desires to do so.

    The accompanying proxy will be voted 'FOR' the approval of the appointment of Deloitte & Touche by the Board of Directors as the Company's independent auditors for the fiscal year ending January 3, 2004 unless contrary instructions are given.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT AUDITORS OF THE COMPANY, WHICH
            IS DESIGNATED AS ITEM NO. 4 ON THE ENCLOSED PROXY CARD.

                             AUDIT COMMITTEE REPORT
                             ----------------------

    The Audit Committee operates under the Audit Committee Charter, and all members of the Audit Committee are independent directors.

    Management is responsible for the Company's internal controls and preparing the Company's consolidated financial statements. The Company's independent accountants are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities and, subject to stockholder ratification, appointing the Company's independent accountants. As stated above and in the Audit Committee's charter, the Audit Committee's responsibility is one of oversight. The Audit Committee does not provide any expert or special assurance as to the Company's financial statements concerning compliance with laws, regulations or generally accepted accounting principles. In performing its oversight function, the Audit Committee relies, without independent verification, on the information provided to it and on representations made by management and the independent auditors.

    The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended January 4, 2003 (the 'Fiscal 2002 Financials') with management and the independent accountants. Management represented to the Audit Committee that the Fiscal 2002 Financials were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees.

    The Company's independent accountants provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants their independence.

    Based on the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants, the Audit Committee recommended that the Board of Directors include the Fiscal 2002 Financials in the Annual Report on Form 10-K prior to its filing with the SEC on April 4, 2003.

                         MEMBERS OF THE AUDIT COMMITTEE

                              Stuart D. Buchalter
                         Richard Karl Goeltz (Chairman)
                Charles R. Perrin (member since April 25, 2003)

                              RECENT DEVELOPMENTS
                              -------------------

   ELECTION OF MR. GROMEK AS DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

    On April 15, 2003, the Company announced that it had named Joseph R. Gromek as its President and Chief Executive Officer and that it had elected him to the Board of Directors, effective as of the date of such announcement. Mr. Gromek succeeded Mr. Alvarez, who had served as the Company's President and Chief Executive Officer since November 16, 2001. Mr. Alvarez continues to serve on the Board of Directors and, pursuant to his obligations under the A&M Agreement, will provide transitional assistance to Mr. Gromek. For a discussion of the A&M Agreement, see 'CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS.'

    In connection with Mr. Gromek's employment, the Company entered into an employment agreement, dated April 14, 2003 (the 'Gromek Agreement'), with Mr. Gromek. The Gromek Agreement has an initial two-year term which commenced on April 15, 2003, with automatic one-year renewals thereafter unless notice of termination is given at least 180 days prior to the date on which the term would otherwise expire. Under the Gromek Agreement, Mr. Gromek will receive a base salary of $900,000 per year for the initial two-year term and employee benefits and perquisites consistent with those provided to other senior executives of the Company. In addition, Mr. Gromek's agreement provides for a target bonus opportunity equal to 100% of his base salary (pro-rated for partial years) and a guaranteed bonus for the 2003 fiscal year of no less than 50% of his base salary. Pursuant to the terms of the Gromek Agreement, the Company granted to Mr. Gromek 150,000 restricted shares of Common Stock and a 10-year option to purchase 600,000 shares of Common Stock, each award to be made under the 2003 Stock Incentive Plan and subject to the terms and conditions set forth in the agreements evidencing the awards. Each of these equity awards will vest with respect to 25% of the shares on each September 12, provided Mr. Gromek is employed by the Company on each date, and will become fully vested if a Change in Control (as defined in the Gromek Agreement) occurs during the term of the Gromek Agreement. If Mr. Gromek's employment with the Company is terminated either by the Company without Cause (as defined in the Gromek Agreement) or by Mr. Gromek for Good Reason (as defined in the Gromek Agreement), Mr. Gromek will be entitled to (1) salary continuation and participation in welfare benefit plans for 12 months, (2) a pro rata bonus for the fiscal year in which the termination occurs and (3) immediate vesting of 50% of the remaining unvested shares of the restricted stock award that are outstanding as of the date of such termination. If Mr. Gromek is terminated because the Company chooses not to renew a term, Mr. Gromek will be entitled to salary continuation and participation in welfare benefit plans for six months. If Mr. Gromek's employment with the Company is terminated by the Company without Cause or by Mr. Gromek for Good Reason within one year following a Change in Control, Mr. Gromek is entitled to (1) salary continuation and participation in welfare benefit plans for 18 months and (2) a pro rata bonus for the fiscal year in which such termination occurs. In order for Mr. Gromek to receive severance benefits, he will be required to execute a release of claims against the Company and its affiliates, and the Company will execute a release (with certain exceptions) of claims against Mr. Gromek. Under the terms of the Gromek Agreement, Mr. Gromek is bound by a perpetual confidentiality covenant, a post-termination non-competition covenant and a post-termination non-solicitation covenant.

     ELECTION OF MESSRS. BELL, GROMEK AND PERRIN TO THE BOARD OF DIRECTORS

    In addition to Mr. Gromek's election to the Board of Directors on April 15, 2003, the Board of Directors elected David A. Bell and Charles R. Perrin as directors of the Company on April 25, 2003. Each of Messrs. Bell and Perrin is an 'independent director' within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, and each is a nominee for the election of directors which is to take place at the Annual Meeting.

         ELECTION OF MR. GALLUZZO AS VICE PRESIDENT AND GENERAL COUNSEL

    On March 3, 2003, the Company hired Jay A. Galluzzo to succeed Mr. Silverstein as the Company's General Counsel. Subsequently, the Board of Directors appointed Mr. Galluzzo to serve as Vice President of the Company.

 PROMOTION OF MR. SILVERSTEIN TO SENIOR VICE PRESIDENT -- CORPORATE DEVELOPMENT

    In connection with the appointment of Mr. Galluzzo to the position of Vice President and General Counsel, Stanley P. Silverstein was promoted by the Board of Directors to serve as Senior Vice President -- Corporate Development of the Company. He continues to serve as the Company's Chief Administrative Officer and Secretary.

                                 OTHER MATTERS
                                 -------------

    The Company knows of no other matters which may come before the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the persons named as proxies in the accompanying proxy vote the shares represented thereon in accordance with their best judgment.

                                                                      APPENDIX A
                                                                      ----------

                            THE WARNACO GROUP, INC.
                            AUDIT COMMITTEE CHARTER
                            -----------------------

PURPOSE

    The Committee is established by the Board of Directors primarily for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

    The Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company's financial statements and related disclosure and systems of internal controls regarding risk management, finance and accounting;
(2) monitoring the Company's compliance with legal and regulatory requirements;
(3) monitoring the independent auditor's qualifications and independence; (4) monitoring the performance of the Company's internal audit function and independent auditors; (5) providing an avenue of communication among the independent auditors, management, the internal auditing department, and the Board; and (6) issuing the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

COMPOSITION

     1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company, upon the recommendation of the Nominating and Corporate Governance Committee.

     2. Qualifications. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and NASDAQ. At least one member of the Committee must meet the applicable Securities and Exchange Commission definition of 'financial expert' or if no members satisfy such definition, the Committee shall promptly so inform the Board.

     3. Membership on Other Audit Committees. If a member of the Committee serves on the audit committee of more than three public companies, the Board shall determine and disclose that such concurrent service would not impair the member's ability to serve effectively as a member of the Committee. Any such determination must be disclosed in the Company's annual proxy statement.

     4. Chair. The Chair of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

     5. Removal and Replacement. Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy, upon the recommendation of the Nominating and Corporate Governance Committee. No member of the Committee may be removed except by majority vote of the independent directors then in office.

     6. Compensation. Director's fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Company.


OPERATIONS

     1. Rules of Procedure. The Committee shall fix its own rules of procedure, which shall be consistent with the By-Laws of the Company and this Charter.

     2. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least six times per year. The Chair of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. The

         Committee shall meet separately, periodically, with management, the general counsel, the internal auditors and the independent auditor. The Committee shall also endeavor to meet separately with the independent auditor at every meeting of the Committee at which the independent auditor is present.

     3. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

     4. Report to Board. At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period. The Committee shall submit to the Board the minutes of its meetings. The Committee shall further report regularly to the Board and will review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and other matters of importance to the Board.

     5. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board. The Committee shall deliver to the Board a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.


AUTHORITY AND DUTIES

Independent Auditor's Qualifications and Independence

     1. The Committee shall be directly responsible for the appointment, retention, termination and oversight of the work of the independent auditor employed by the Company to audit the books of the Company and its subsidiaries (with the input, if the Committee so desires, of Company management and, as appropriate, management and boards of directors of the Company's subsidiaries). The independent auditors are ultimately accountable to the Committee.

     2. The Committee shall have the sole authority to approve the independent auditor's fee arrangements and other terms of service, and to preapprove any permitted non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor. The Committee may delegate the preapproval of audit and permitted non-audit services to one or more of its members, provided that such members shall report any such approvals to the full Committee.

     3. The Committee shall obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Company. The

         Committee shall, in addition to assuring the regular rotation of the lead audit partner and reviewing audit partner (such that neither such partner shall have performed services for the Company for more than any five consecutive fiscal years), consider whether there should be regular rotation of the audit firm.

     4. The Committee shall evaluate the qualifications, independence and performance of the Company's independent auditor, including the lead partner of the independent auditor, and, in its sole discretion make decisions regarding the replacement or termination of the independent auditor when circumstances warrant. In making its evaluations, the Committee should take into account the opinions of management and the Company's internal auditors. The Committee will present its conclusions with respect to the independent auditor to the Board.

     5. The Committee shall preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit team during the preceding two fiscal years. In addition, the Committee shall preapprove the hiring of any employee or former employee of the independent auditor (within the preceding two fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company's audit team. In no event may the Company hire a Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller or person in any equivalent capacity who, within one year prior to the initiation of the audit, was an employee of the independent auditor who participated in any capacity in the Company's audit.


Financial Statements and Related Disclosure

     6. The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under 'Management's Discussion and Analysis of Financial Condition and Results of Operations', before the filing of the Company's Form 10-K and Form 10-Q. Any material changes in accounting principles or accounting for new significant items will be reviewed.

     7. The Committee shall review with management earnings press releases (especially the use of 'pro forma' or 'adjusted' information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided to analysts and rating agencies, which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.(1)

     8. The Committee shall review with management, the independent auditor, and, if appropriate, the Company's internal auditors, the following: (a) all critical accounting policies and practices (and changes therein) of the Company, to be used by the Company in preparing its financial statements, (b) major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company and
         (e) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management, which could include such matters as: (i) any


---------
(1) This task can be delegated to the Chair of the Committee or the Chair's designee.

         accounting adjustments that were noted or proposed by the independent auditor but were 'passed' (as immaterial or otherwise); (ii) communications between the independent auditor's audit team and national office respecting auditing or accounting issues presented by the engagement; and (iii) any 'management' or 'internal control' letter issued, or proposed to be issued, by the independent auditor to the Company.

     9. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures, and elicit any recommendations that they may have for the improvement of such disclosure control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of disclosure controls to identify on a timely basis material information that should be disclosed to current and prospective investors.

    10. The Committee shall review with management, and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

    11. The Committee shall attempt to resolve all disagreements between the Company's independent auditor and management regarding financial reporting.

    12. The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.


  Performance of the Internal Audit Function and Independent Auditors

    13. The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the principal internal auditor.

    14. The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls, and shall elicit from management, the internal auditor or the independent auditor any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

    15. The Committee should review with the Chief Executive Officer and Chief Financial Officer and independent auditor, the following: (a) the Company's administrative, operational and auditing internal controls and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and code of conduct, (b) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditors and internal auditors, (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls and (d) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

    16.  The Committee shall review the Company's code of conduct.

    17. The Committee shall review the reports required by Sections 302, 404 and 906 of the Sarbanes-Oxley Act of 2002.

    18. The Committee shall review the Company's policies with respect to risk assessment and risk management.

Compliance with Legal and Regulatory Requirements

    19. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

    20. The Committee shall review with the general counsel the adequacy and effectiveness of the Company's procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and compliance function's organization, responsibilities, plans, results, budget and staffing.

    21. The Committee shall obtain from the Company's independent auditors any information pursuant to Section 10A of the Securities and Exchange Act of 1934.

    22. The Committee shall establish procedures, as set forth in Annex A hereto, for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

    23. The Committee shall obtain reports from management, the internal auditor and the independent auditor regarding compliance with all applicable legal and regulatory requirements, including the Foreign Corrupt Practices Act.

    24. The Committee shall cause to be made an investigation into any appropriate matter brought to its attention within the scope of its duties.

    25. The Committee shall review the Company's policies relating to conflicts of interest and review past or proposed related party transactions as well as policies and procedures designed to ensure compliance by officers with the Company's policies regarding travel and entertainment reimbursement, as well as the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors or internal auditors.


    The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion.

CLARIFICATION OF AUDIT COMMITTEE'S ROLE

    The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

                     ANNEX A TO THE AUDIT COMMITTEE CHARTER

            PROCEDURES FOR THE SUBMISSION OF COMPLAINTS OR CONCERNS
             REGARDING FINANCIAL STATEMENT DISCLOSURES, ACCOUNTING, INTERNAL ACCOUNTING CONTROLS, MISUSE OR INAPPROPRIATE
                  USE OF CORPORATE ASSETS OR AUDITING MATTERS

 1. The Company shall forward to the Audit Committee of the Board of Directors any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters.

 2. Any employee of the Company may submit, on an anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, P.O. Box 114, 244 Madison Avenue, New York, New York 10016, such envelope to be labeled with a legend such as: 'To be opened by the Audit Committee only.' If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this on the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. Absent an express waiver of confidentiality in the written submission, the identity of any employee who makes such a submission or otherwise communicates with the Audit Committee shall remain strictly confidential.

 3. At each of its meetings, including any special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

 4. The Audit Committee shall retain any such complaints or concerns for a period of no less than seven years.

                                                                      APPENDIX B
                                                                      ----------

                            THE WARNACO GROUP, INC.
             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
             -----------------------------------------------------

PURPOSE

    The Committee is established by the Board of Directors for the following purposes: (i) assisting the Board by actively identifying individuals qualified to become Board members, (ii) recommending to the Board the director nominees for election at the next annual meeting of stockholders, (iii) recommending to the Board nominees to serve on committees of the Board, (iv) monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, (v) leading the Board, each committee of the Board and management in its annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation, (vi) overseeing compliance with the Company's code of conduct, and (vii) developing and recommending to the Board and administering the Corporate Governance Guidelines of the Company.

COMPOSITION

     1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company, upon the recommendation of the Committee.

     2. Qualifications. Each member of the Committee shall meet all applicable independence and other requirements of law and NASDAQ.

     3. Chair. The Chair of the Committee shall be appointed by the Board upon the recommendation of the Committee.

     4. Removal and Replacement. Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy, upon the recommendation of the Nominating and Corporate Governance Committee. No member of the Committee may be removed except by majority vote of the independent directors then in office.


OPERATIONS

     1. Rules of Procedure. The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter.

     2. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least quarterly. The Chair or a majority of the members of the Committee may also call special meetings of the Committee.

     3. Quorum. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     4. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review. Furthermore, the Chair of the Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     5. Report to Board. At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period. The Committee shall submit to the Board the minutes of its meetings.

     6. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter periodically and shall deliver to the Board a written report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.


AUTHORITY AND DUTIES

     1. The Committee shall establish procedures for evaluating the suitability of potential director nominees proposed by management or stockholders.

     2. The Committee shall identify and recommend to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in the Company's Corporate Governance Guidelines and this Charter. The Committee shall review candidates for the Board recommended by management or stockholders. The invitation to join the Board shall be extended by the Chair of the Board.

     3. The Committee shall review with the Board, on an annual basis, the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to the Company of its members and of anticipated needs. The Committee shall establish and review with the Board the appropriate skills and characteristics required of Board members.

     4. The Committee shall review periodically the size of the Board and recommend any appropriate changes.

     5. The Committee shall make recommendations on the frequency and structure of Board meetings.

     6. The Committee shall, upon the expiration of his or her term as a director or upon a significant change in a director's status, review, as appropriate and in light of the then current Board policies as reflected in the Corporate Governance Guidelines, the continued Board membership of such director.

     7. The Committee shall identify and recommend to the Board the names of directors to serve as members of the Audit Committee, the Compensation Committee, as well as the Committee itself. In addition, the Committee shall recommend to the Board a member of each of the aforementioned committees to serve as Chair. The Committee shall also make recommendations to the Board regarding the size and composition of each of the Audit Committee, the Compensation Committee, as well as the Committee itself.

     8. The Committee shall monitor the functioning of the committees of the Board and make recommendations for any changes, including the creation and elimination of committees.

     9. The Committee shall review annually committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships, and report any recommendations to the Board.

    10. The Committee shall recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

    11. The Committee shall develop and review periodically the Company's Corporate Governance Guidelines and advise the Board periodically with respect to significant developments in the law and practice of corporate governance as well as the Company's compliance with the

         Company's Corporate Governance Guidelines and applicable laws and regulations, and make recommendations to the Board on all matters of corporate governance and on any corrective action to be taken, as the Committee may deem appropriate.

    12. The Committee shall establish criteria and processes for, and lead the Board and each committee of the Board and management in, its annual performance self-evaluation. Each performance self-evaluation shall be discussed with the Board following the end of each fiscal year. Each performance self-evaluation shall focus on the contribution to the Company by the Board, each individual director, each committee and management, and shall specifically focus on areas in which a better contribution could be made.

    13. The Committee shall monitor compliance with the Company's code of conduct, including reviewing with the general counsel the adequacy and effectiveness of the Company's procedures to ensure proper compliance. The Committee shall also recommend amendments to the Company's code of conduct to the Board as the Committee may deem appropriate.


    The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees as it deems appropriate in accordance with applicable laws, regulations and listing standards; provided, however, that no subcommittee shall consist of fewer than two members.

    The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope or responsibilities, and shall have the power to retain search firms or advisors, at the Company's expense, to identify director candidates. The Committee may also retain counsel or other advisors, at the Company's expense, as it deems appropriate. The Committee shall have sole authority to retain and terminate such search firms or advisors and to review and approve such search firm or advisor's fees and other retention terms.

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

                                                                      APPENDIX C
                                                                      ----------

                            THE WARNACO GROUP, INC.
                         COMPENSATION COMMITTEE CHARTER
                         ------------------------------

PURPOSE

    The primary purpose of the Committee is to discharge the responsibilities of the Board of Directors relating to all compensation, including equity compensation, of the Company's executive officers. The Committee has overall responsibility for evaluating and making recommendations to the Board regarding
(i) compensation of the Company's directors and (ii) equity-based and incentive compensation plans, policies and programs of the Company. In addition, the Committee is responsible for producing an annual report on executive compensation for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations.

COMPOSITION

     1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following each annual meeting of stockholders of the Company, upon the recommendation of the Nominating and Corporate Governance Committee.

     2. Qualifications. Each member of the Committee shall meet all applicable independence and other requirements of law and requirements of NASDAQ. Each member of the Committee shall also be a 'non-employee director' within the meaning of the rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended ('Section 16') and an 'outside director' for purposes of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended ('Section 162(m)'), and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

     3. Chair. The Chair of the Committee shall be appointed by the Board upon recommendation of the Nominating & Corporate
         Governance Committee.

     4. Removal and Replacement. Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy, upon the recommendation of the Nominating and Corporate Governance Committee. No member of the Committee may be removed except by majority vote of the independent directors then in office. In addition, membership on the Committee shall automatically end at such time as the Board determines that a member (i) ceases to meet the independence requirements of NASDAQ, (ii) ceases to be a 'non-employee director' for purposes of Section 16, or (iii) ceases to be an outside director for purposes of Section 162(m).

OPERATIONS

     1. Rules of Procedure. The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter.

     2. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least quarterly. The Chair or a majority of the members of the Committee may also call special meetings of the Committee.

     3. Quorum. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     4. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review. Furthermore, the Chair of the

         Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     5. Report to Board. At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period. The Committee shall submit to the Board the minutes of its meetings.

     6. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter periodically and shall deliver to the Board a written report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

AUTHORITY AND DUTIES

     1. The Committee shall approve and oversee the total compensation package for the Company's executive officers including, without limitation, their base salaries, annual incentives, deferred compensation, stock options and other equity-based compensation, incentive compensation, special benefits, perquisites and incidental benefits. The Committee shall make all determinations and take any actions that are reasonably appropriate or necessary in the course of establishing the compensation of the Company's executive officers. The Committee shall perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive compensation plan.

     2. The Committee shall review and make recommendations to the Board with respect to the compensation of the Company's non-employee directors for Board and Committee service, including, without limitation, equity and equity-based compensation.

     3. The Committee shall review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer, evaluate the performance of the Company's Chief Executive Officer in light of those goals and objectives, and set the compensation level of the Company's Chief Executive Officer's based on this evaluation. In determining the long-term incentive component of the Company's Chief Executive Officer's compensation, the Committee shall consider, without limitation, the Company's performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Company's Chief Executive Officer in past years.

     4. The Committee shall review the results of and procedures for the evaluation of the performance of other executive officers by the Company's Chief Executive Officer.

     5. The Committee shall review periodically and make recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements that the Company establishes for, or makes available to, its directors, employees and consultants (collectively, the 'Plans'), the appropriateness of the allocation of benefits under the Plans and the extent to which the Plans are meeting their intended objectives and, where appropriate, recommend that the Board modify any Plan that yields payments and benefits that are not reasonably related to employee performance.

     6. The Committee shall administer the Plans in accordance with their terms, construe all terms, provisions, conditions and limitations of the Plans and make factual determinations required for the administration of the Plans.

     7. The Committee shall review and approve, in its sole discretion, all Plans, including those that are not subject to stockholder approval under the listing standards of NASDAQ.

     8. The Committee shall review and make recommendations to the Board regarding all new employment, consulting, retirement and severance agreements and arrangements proposed for the Company's executive officers. The Committee shall periodically evaluate existing agreements with the Company's executive officers for continuing appropriateness.

     9. The Committee shall determine and certify the attainment of performance goals pursuant to Section 162(m).

    10. The Committee shall adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles that has the support of management and the Board, and administer the Company's compensation program fairly and consistently in accordance with these principles.

    11. The Committee shall publish an annual Compensation Committee Report to Stockholders on the Company's executive compensation policies and programs and the relationship of corporate performance to executive compensation, including the factors and criteria on which the Chief Executive Officer's compensation for the previous fiscal year was based and the relationship of the Company's performance to the Chief Executive Officer's compensation, for inclusion in the Company's proxy statement.

    12. The Committee shall select peer groups of companies that shall be used for purposes of determining competitive compensation packages.

    13. The Committee shall make recommendations to the Board as to the appropriate level of ownership of Company securities by each director and executive officer.

    The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees as it deems appropriate in accordance with applicable laws, regulations and listing standards; provided, however, that no subcommittee shall consist of fewer than two members.

    The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope or responsibilities, and shall have the power to retain, at the Company's expense, compensation consultants having special competence to assist the Committee in evaluating director and executive compensation. The Committee may also, at the Company's expense, retain counsel, accountants or other advisors as it deems appropriate. The Committee shall have the sole authority to retain and terminate the consultants or advisors and to review and approve the consultant or advisor's fees and other retention terms.

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

                                                                      APPENDIX D
                                                                      ----------

                            THE WARNACO GROUP, INC.
                           2003 STOCK INCENTIVE PLAN
                           -------------------------

    SECTION 1. PURPOSE. The purposes of The Warnaco Group, Inc. 2003 Stock Incentive Plan are to promote the interests of The Warnaco Group, Inc. and its stockholders by (i) attracting and retaining qualified directors, executive personnel, other key employees and consultants of the Company and its Affiliates, as defined below; (ii) motivating such directors, employees and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such directors, employees and consultants to participate in the long-term growth and financial success of the Company.

    SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        'Affiliate' shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

        'Award' shall mean any Option, Restricted Stock Award, Stock Bonus or Other Stock-Based Award granted under the Plan.

        'Award Agreement' shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

        'Board' shall mean the Board of Directors of the Company.

        'Cause' shall mean (i) inadequate performance of the Participant's duties and responsibilities with respect to the Company or any subsidiary;
    (ii) insubordination; (iii) conduct involving dishonesty with respect to the Company or any subsidiary; (iv) incompetence in the performance of the Participant's duties and responsibilities with respect to the Company or any subsidiary; or (v) such other conduct that the Committee shall determine constitutes Cause.

        'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

        'Committee' shall mean the compensation committee of the Board, which shall be composed at all times of persons who are (i) 'non-employee directors' as defined in Rule 16b-3 and (ii) 'outside directors' as defined in Section 162(m) of the Code.

        'Company' shall mean The Warnaco Group, Inc., together with any successor thereto.

        'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

        'Fair Market Value' shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

        'Incentive Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan, that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto, and that is identified in an Award Agreement as an Incentive Stock Option.

        'Non-Qualified Stock Option' shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

        'Option' shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        'Other Stock-Based Award' shall mean an Award granted under Section 9 of the Plan.

        'Participant' shall mean any director, officer or other employee of the Company or any Affiliate, or any consultant to the Company or any Affiliate (provided that such consultant is an individual) selected by the Committee to receive an Award under the Plan.

        'Performance Goals' shall mean one or more of the following pre-established criteria, determined in accordance with generally accepted accounting principles, where applicable:

    (i) return on total stockholder equity; (ii) earnings per Share (which may include the manner in which such earnings goal was met); (iii) net income (before or after taxes); (iv) earnings before interest, taxes, depreciation and amortization; (v) revenues; (vi) return on assets; (vii) market share;
    (viii) cost reduction goals; or (ix) any combination of, or a specified increase in, any of the foregoing. The Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

        'Permitted Transferee' means (i) a trust for the benefit of a Participant, (ii) a partnership in which a Participant is the general partner and immediate family members (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant) are the only additional partners or (iii) immediate family members of the Participant.

        'Person' shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

        'Plan' shall mean The Warnaco Group, Inc. 2003 Stock Incentive Plan.

        'Restricted Stock' shall mean any Share granted under Section 7 of the Plan.

        'Rule 16b-3' shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

        'SEC' shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

        'Shares' shall mean shares of the Common Stock, par value $.01 per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

        'Stock Award' shall mean an Award of one or more unrestricted Shares granted to a Participant under Section 8 of the Plan.

    SECTION 3. ADMINISTRATION.

    (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by Awards; (iv) determine the terms and conditions of any Award, including but not limited to whether the vesting or payment of all or any portion of any Award may be made subject to one or more Performance Goals;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended;
(vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

    (c) Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or

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managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of
Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

    (d) Notwithstanding any provision of the Plan to the contrary, the Committee shall not have the authority to take any action which has the effect of reducing the exercise price of an Option previously granted.

    SECTION 4. SHARES AVAILABLE FOR AWARDS.

    (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 5,000,000. If, after the effective date of the Plan, any Award is forfeited or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no executive officer of the Company may receive Awards under the Plan in any fiscal year of the Company that relate to more than 1,500,000 shares.

    (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, in aggregate or to any individual,
(ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

    (c) Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    SECTION 5. ELIGIBILITY. Any employee, including any officer or employee-director of the Company or any Affiliate, any director of the Company and any consultant to the Company who is an individual Person shall be eligible to be designated a Participant, except that only employees of the Company or an Affiliate that qualifies as a 'parent corporation' of the Company (within the meaning of Section 424(e) of the Code) or 'subsidiary corporation' of the Company (within the meaning of Section 424(f) of the Code) shall be eligible for the grant of Incentive Stock Options.

    SECTION 6. STOCK OPTIONS.

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

    (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the per Share Fair Market Value of the Common Stock on the date of grant.

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    (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

    (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made as follows: (i) in cash or its equivalent;
(ii) if and to the extent permitted by the Committee, by tendering to the Company unrestricted Shares owned by the Participant which, in the case of Shares that were purchased pursuant to the exercise of an Option, have been held by such Participant for no less than six months following the date of such purchase; (iii) to the extent permitted under applicable law, pursuant to a broker's cashless exercise procedure approved by the Committee; or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares tendered to the Company as of the date of such tender is at least equal to such exercise price.

    SECTION 7. RESTRICTED STOCK.

    (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards, including, but not limited to, determining whether the vesting of any such Award may be, in whole or in part, subject to the attainment of one or more Performance Goals.

    (b) Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

    (c) Dividends. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares, as determined by the Committee in its sole discretion.

    SECTION 8. STOCK AWARD. In the event that the Committee grants a Stock Award, a certificate for the shares of Company Stock comprising such Stock Award shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Award is payable.

    SECTION 9. OTHER STOCK-BASED AWARDS. Other Stock-Based Awards, the form of which is to be determined by the Committee, shall be valued in whole or in part by reference to or otherwise based on Shares. Other Stock-Based Awards may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of Shares to be made subject to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards, including, but not limited to, determining whether the vesting or payment of any portion of any such Other Stock-Based Award will be subject to the attainment of one or more Performance Goals.

    SECTION 10. AMENDMENT AND TERMINATION.

    (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

    (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

    (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the capitalization of the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

    (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

    SECTION 11. GENERAL PROVISIONS.

    (a) Nontransferability.

    (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime.

    (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation by a Participant of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, during the Participant's lifetime, the Committee may, in its sole discretion, permit the transfer of certain Awards by a Participant to a Permitted Transferee, subject to any conditions that the Committee may prescribe, provided that no such transfer by any Participant may be made in exchange for consideration.

    (b) Compliance with Guidelines. Awards granted to directors and officers of the Company may, in the Committee's discretion, be subject to such additional terms and conditions as the Committee deems desirable for purposes of compliance with any equity ownership guidelines that the Company may establish for its directors and certain of its officers from time to time.

    (c) No Rights to Awards. No employee or director of the Company, or any Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

    (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (e) Withholding. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Subject to the approval of the Committee, a participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares that have been held for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. To the extent permitted under applicable law, the Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting or exercise of any Award.

    (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company. Notwithstanding the generality of the foregoing, each Award Agreement shall provide that if a Participant's employment is terminated for Cause, any outstanding Awards then held by such Participant (or such Participant's Permitted Transferee(s)) shall be immediately forfeited and cancelled.

    (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

    (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

    (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

    (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

    (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

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


    (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

    (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

    SECTION 12. TERM OF THE PLAN.

    (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Company, May 28, 2003.

    (b) Expiration Date. No Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

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

                                                                      APPENDIX E
                                                                      ----------

                            THE WARNACO GROUP, INC.
                          INCENTIVE COMPENSATION PLAN
                          ---------------------------

    1. Purpose. The purpose of the The Warnaco Group, Inc. Incentive Compensation Plan is to align the interests of key Company employees and consultants with those of the stockholders of the Company by encouraging Participants to achieve goals intended to increase stockholder value.

    2. Definitions. The following terms, as used herein, shall have the following meanings:

        (a) 'Award' shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

        (b) 'Board' shall mean the Board of Directors of the Company.

        (c) 'Change of Control' shall mean the occurrence of any of the following events: (A) any 'person' (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act or group of persons acting jointly or in concert, but excluding a person who owns more than 5% of the outstanding shares of the Company as of the Effective Date, becomes a 'beneficial owner' (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the Voting Stock of the Company; (B) all or substantially all of the assets of the Company are disposed of pursuant to a merger, consolidation or other transaction (unless the stockholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or (C) approval by the stockholders of the Company of a complete liquidation or dissolution of all or substantially all of the assets of the Company.

        (d) 'Code' shall mean the Internal Revenue Code of 1986, as amended.

        (e) 'Committee' shall mean the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

        (f) 'Common Stock' shall mean the common stock of the Company, par value $0.01 per share.

        (g) 'Company' shall mean The Warnaco Group, Inc., a Delaware corporation, or any successor corporation.

        (h) 'Covered Employee' shall have the meaning set forth in
    Section 162(m)(3) of the Code.

        (i) 'Disability' shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

        (j) 'Division' shall mean any of the following operating units of the
    Company: ABS; Authentic Fitness; Calvin Klein Underwear; Chaps; CK Jeans; Intimate Apparel; Lejaby; or Mass Sportswear Licensing; or such other operating units as may be added from time to time.

        (k) 'Effective Date' shall mean, subject to shareholder approval of the Plan, January 5, 2003.

        (l) 'Net Controllable Cash Flow' shall mean, with respect to a Division for any fiscal year: the sum of (1) such Division's EBITDA (as defined in Section 2(n)), plus (2) any (increase) or decrease in accounts receivable, plus (3) any (increase) or decrease in inventory, plus (4) any (increase) or decrease in prepaid expense, plus (5) any increase or (decrease) in accounts payable or accrued expenses, minus (6) capital expenditures.

        (m) 'Participant' shall mean a key employee of or consultant to the Company or any Subsidiary, or the company who is the employer of a consultant to the Company, who is, in any case, selected to participate herein pursuant to Section 4 of the Plan.

        (n) 'Performance Factors' shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of a

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    Participant's receipt of payment with respect to an Award. Performance
    Factors may include any or all of the following or any combination thereof:
    SVA (which is the primary Performance Factor selected for the Company's fiscal year 2003); gross margin; operating margin; revenue growth; Net Controllable Cash Flow; free cash flow; operating cash flow; earnings per share (which may include the manner in which such earnings goal was met); earnings before all or any of interest, taxes, depreciation and/or amortization ('EBIT', 'EBITA' or 'EBITDA'); economic value added; cash-flow return on investment; net income; total shareholder return; return on investment; return on equity; return on assets; or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, a Division or any portion of the business, product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a Division, a business unit, a product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee.

        Performance factors may include a threshold level of performance below which no payment will be made, levels of performance below the target level but above the threshold level at which specified percentages of the award shall be paid, a target level of performance at which the full award will be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated.

        (o) 'Performance Period' shall mean the twelve-month periods commencing on the first day of each fiscal year of the Company during the term of the Plan, or such other periods as the Committee shall determine; provided that a Performance Period for a Participant who becomes employed by the Company or its Subsidiaries following the commencement of a Performance Period may be a shorter period that commences with the date of the commencement of such employment.

        (p) 'Plan' shall mean The Warnaco Group, Inc. Incentive Compensation
    Plan.

        (q) 'Subsidiary' shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

        (r) 'SVA' shall mean, with respect to a Division for any fiscal year,
    (1) the product of (x) such Division's increase or (decrease) in EBITDA, multiplied by (y) the number four, plus (2) Net Controllable Cash Flow.

        (s) 'Voting Stock' shall mean the capital stock of any class or classes having general voting power, in the absence of specified contingencies, to elect the directors of the Company.

    3. Administration. The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and Performance Factors relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of

Awards (including provisions relating to a Change of Control); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments (if any) in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature),
(6) the impact of unplanned extraordinary capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and
(8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

    The Committee shall consist of two or more persons, each of whom shall be an 'outside director' within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

    Subject to Section 162(m) of the Code, or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan.

    4. Eligibility. Awards may be granted to Participants in the sole discretion of the Committee, after consultation with the Company's Chief Executive Officer. In determining the Participants, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Participants who become employed by or begin to provide services to the Company or its Subsidiaries after the beginning of a Performance Period will participate in the Plan on a pro rata basis with respect to that Performance Period. Participants who become employed by or begin to provide services to the Company or its Subsidiaries after the expiration of 75% of a Performance Period will not be eligible to participate in the Plan with respect to that Performance Period.

    5. Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

        (a) In General. On or prior to the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the minimum Performance Factors with respect to such Performance Period are attained.

        (b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of Awards granted for a Performance Period be made to a Participant who is a Covered Employee in an amount that exceeds $2.5 million. The Committee may at its discretion increase, other than with respect to a Participant who is a Covered Employee, or decrease the amount of an Award payable upon attainment of the specified Performance Factors which would otherwise be payable with respect to such Award, based on, among other things, the Committee's assessment of the Participant's contribution to the long-term health of the Company.

        (c) Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made in cash within 120 days after the end of the Performance Period. In the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the relevant Performance Factor(s) has been certified by the Committee. Unless otherwise provided by the Committee, and except as set forth in Section 7(g), a Participant must be actively employed by or providing services to the Company or its Subsidiaries at the time Awards are generally paid with respect to a Performance Period in order to be eligible to receive payment in respect of such Award.

    6. Term. Subject to the approval of the Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in 2003 (or any adjournment thereof), the Plan shall be effective as of January 5, 2003 and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below.

    7. General Provisions.

    (a) Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

    (b) Nontransferability. Awards shall not be transferable by a Participant except upon the Participant's death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(k) below or, in the absence thereof, by will or the laws of descent and distribution.

    (c) No Right To Continued Employment or Service. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant's employment or service or change such Participant's remuneration.

    (d) Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

    (e) Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing (but subject to Section 7(j)), no amendment shall affect adversely any of the rights of any Participant under any Award following the grant of such Award, provided that neither an adjustment of an Award (as contemplated by Section 3) nor the exercise of the Committee's discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an impermissible amendment of the Plan or an Award.

    (f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

    (g) Death, Disability and Retirement. Unless otherwise provided by the Committee, if a Participant's employment or service is terminated as result of death, Disability or retirement prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that such Participant would have received with respect to the applicable Performance Period, which shall be payable at the time payment is made to other Participants in respect of such Performance Period.

    (h) Unfunded Status of Awards. The Plan is intended to constitute an 'unfunded' plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

    (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

    (j) Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with
Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

    (k) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant's beneficiary pursuant to Section 7(b), the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

    (l) Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

    (m) Change of Control. Except as otherwise provided under the terms of this Plan, upon the occurrence of a Change of Control, the Company shall pay to each Participant, within 30 days following such Change of Control, a pro rata portion of the Award that each Participant would have received with respect to the applicable Performance Period, had the Performance Factors been achieved at 100% of target level.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   Appendix 1

                            THE WARNACO GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, May 28, 2003
                                   10:00 a.m.

                            Doral Park Avenue Hotel
                                 70 Park Avenue
                            New York, New York 10016


The Warnaco Group, Inc.
90 Park Avenue
New York, New York 10016                                                   proxy
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 28, 2003.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Joseph R. Gromek, Stanley P. Silverstein and Jay A. Galluzzo, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Warnaco Group, Inc., c/o Shareowner Services'sm', P.O. Box 64873, St. Paul, MN 55164-0873.


                               Please detach here

       The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1. Election of directors:  01 Antonio C. Alvarez II   04 Richard Karl Goeltz  [ ] Vote FOR all nominees  [ ] Vote WITHHELD
                           02 David A. Bell           05 Joseph R. Gromek         (except as marked)         from all nominees
                           03 Stuart D. Buchalter     06 Charles R. Perrin

(Instructions: To withhold authority to vote for any indicated         --------------------------------------------
nominee, write the number(s) of the nominee(s) in the box
provided to the right.)                                                --------------------------------------------

2. Approval of The Warnaco Group, Inc. 2003 Stock Incentive Plan;      [ ] For        [ ] Against       [ ] Abstain

3. Approval of The Warnaco Group, Inc. Incentive Compensation Plan;    [ ] For        [ ] Against       [ ] Abstain

4. Ratification of the appointment by the Company's Board of           [ ] For        [ ] Against       [ ] Abstain
   Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending January 3, 2004;

5. To transact such other business as may properly come before         [ ] For        [ ] Against       [ ] Abstain
   the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---

Address Change? Mark Box  [ ]  Indicate changes below:                  Date_____________________________________

                                                                        _________________________________________

                                                                        _________________________________________

                                                                        Signature(s) in Box
                                                                        Please sign exactly as your name(s)
                                                                        appears on Proxy. If held in joint
                                                                        tenancy, all persons must sign. Trustees,
                                                                        administrators, etc., should include
                                                                        title and authority. Corporations should
                                                                        provide full name of corporation and
                                                                        title of authorized officer signing the
                                                                        proxy.


                                  STATEMENT OF DIFFERENCES

        The service mark symbol shall be expressed as................... 'sm'